UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — March 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Master Intermediate Income Trust

Semiannual report
3 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PIM

Putnam
Master Intermediate
Income Trust

Semiannual report
3 | 31 | 18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

May 17, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, global stock markets encountered some challenges in the early months of 2018. Stocks began the year against a backdrop of optimism, but quickly lost ground in February with a sharp downturn that pushed the U.S. market into correction territory. Stocks subsequently recovered somewhat, but markets have remained choppy.

While volatility and declines can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

2 Master Intermediate Income Trust

Diversified holdings across a wide range of security types and market sectors

INVESTMENT ALLOCATIONS BY SECURITY TYPE

Securitized	76.5%
Credit	33.4%
Government	10.5%
Equity	0.2%
Cash and net other assets	9.0%

INVESTMENT ALLOCATIONS BY SECTOR

Commercial MBS	25.9%
High-yield corporate bonds	22.6%
Agency collateralized mortgage obligations	21.5%
Agency pass-through	16.7%
Emerging-market bonds	13.4%
Non-agency residential MBS	12.4%
International Treasuries/agency securities	3.5%
Investment-grade corporate bonds	1.7%
Bank loans	1.7%
Convertible securities	1.0%
Equity investments	0.2%
Cash and net other assets	9.0%

Allocations are shown as a percentage of the fund’s net assets as of 3/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Master Intermediate Income Trust 3

Performance history as of 3/31/18

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

Effective January 30, 2018, the ICE BofAML U.S. Treasury Bill Index replaced the Bloomberg Barclays Government/Credit Bond Index as the fund’s benchmark. In Putnam Management’s opinion, this index more appropriately reflects the fund’s multisector investment approach. The average annual total returns of the Bloomberg Barclays Government/Credit Bond Index for the six-month (cumulative), one-, three-, five-, ten-year, and life-of-fund periods ended March 31, 2018 were –1.10%, 1.38%, 1.22%, 1.84%, 3.65%, and 6.25%, respectively.

* The fund’s benchmark, the ICE BofAML U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/18. See above and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 13–14.

4 Master Intermediate Income Trust

Bill Kohli is Chief Investment Officer, Fixed Income. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Robert L. Davis, CFA; Brett S. Kozlowski, CFA; Michael V. Salm; and Paul D. Scanlon, CFA.

Bill, what was the fund’s investment environment like during the reporting period?

Improving economic growth and the continuation of a positive trend for corporate profits bolstered investor sentiment during the first four months of the period. U.S. gross domestic product registered two consecutive quarters of 3% or better annualized growth in the second and third quarters of 2017, then rose at a 2.9% annual rate in the fourth quarter. A closely watched measure of corporate profits — after-tax profits, without inventory valuation and capital consumption adjustments — increased 9.8% in the third quarter of 2017 compared with a year earlier. In the fourth quarter, this measure declined by 6% from a year earlier. However, we think this weak reading was due to one-time effects related to U.S. tax reform that was passed in December. The Commerce Department said several provisions took effect in the fourth quarter, such as changes to the expensing of bonus depreciation and a one-time repatriation tax on foreign earnings.

The environment changed considerably in late January due to interest-rate jitters, collapsing

Master Intermediate Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/18. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

strategies predicated on market volatility remaining low, and uncertainty about inflation expectations and a corresponding response from the Federal Reserve. Credit-sensitive bonds and other risk-driven assets faced further pressure in February when the Trump administration announced that it would impose tariffs on imports of steel and aluminum, sparking widespread fear of a trade war. Overall, the final two months of the period were volatile, with investor risk aversion returning after being largely absent from the market for the past two years.

The fund’s benchmark changed during the period. What was the reason for this shift?

The benchmark was changed from the Bloomberg Barclays Government/Credit Bond Index to the ICE BofAML U.S. Treasury Bill Index. As a “cash” benchmark, we believe the ICE BofAML U.S. Treasury Bill Index more appropriately reflects the fund’s multisector investment approach.

Please tell us about the individual holdings and strategies that drove the fund’s results over the six-month period.

Our mortgage-credit positions were the biggest contributor, led by an allocation to mezzanine commercial mortgage-backed securities [CMBS]. Our holdings of cash bonds performed well. Also, our long exposure to the BBB-rated tranche within the CMBX — an index that provides access to CMBS issued in a particular year — recovered in November and December following weakness in prior months. We held CMBS that were issued between 2011 and 2014, and the yield spreads for these bonds stayed in a fairly tight range later in the period as spreads widened in the broader market. [Bond prices fall as spreads widen.]

By way of background, mezzanine CMBS are lower in the capital structure of a deal backed by a pool of commercial mortgage loans. They provide a yield advantage over higher-rated bonds along with meaningful principal protection.

6 Master Intermediate Income Trust

Within non-agency residential mortgage-backed securities [RMBS], holdings of agency credit-risk transfer securities [CRTs] also contributed. The sector rebounded from an August-to-September selloff driven by hurricanes in Texas and Florida, as investors concluded that initial damage estimates were overblown. The CRT market received a further boost during the first quarter of 2018, as credit-rating agencies began to upgrade certain CRT tranches, recognizing the improved outlook for their underlying collateral.

Our interest-rate positioning provided a further boost to performance, with all of the benefit happening in the first quarter of 2018. The fund’s duration — a measure of the sensitivity of bond prices to interest-rate movements — in the United States was below zero, meaning the portfolio was positioned to gain if market interest rates rose. We also structured the fund’s yield-curve exposure to benefit if the U.S. Treasury yield curve became steeper. Both of these strategies proved fruitful during 2018’s first quarter. Overseas, tactical positioning in Europe also aided performance. Most notably, a short position in the United Kingdom during the first half of the quarter proved beneficial as bond yields there rose.

What else aided performance this period?

Strategies targeting prepayment risk were another bright spot. Our holdings of reverse-mortgage interest-only [IO] securities continued to benefit from regulatory changes announced by the Department of Housing and Urban Development [HUD] in August. Additionally, higher longer-term Treasury yields helped our positions in agency interest-only collateralized mortgage obligations [IO CMOs]. Refinancing activity was subdued due to rising mortgage rates and a continuing trend of fairly restrictive bank underwriting standards. As a

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 3/31/18. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Master Intermediate Income Trust 7

result, prepayment speeds on the mortgages underlying our IO CMO positions stayed below market expectations.

Holdings of high-yield corporate credit and emerging-market [EM] debt modestly aided results. These sectors performed well through January, but spreads widened considerably over the remainder of the period as volatility increased.

What about detractors?

Our currency strategies worked against performance for the period. Our positioning was hampered by short exposure to the Japanese yen, the British pound, and the New Zealand dollar, all of which strengthened against the U.S. dollar. Long exposure to the weakening Australian dollar also dented results.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool, and to help manage the portfolio’s sector exposure, as well as its inflation risk. We employed credit default swaps to hedge the fund’s credit and market risks, and to gain exposure to specific sectors and securities. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8 Master Intermediate Income Trust

Looking ahead, what market sectors do you find to be most attractive?

We think solid U.S. economic growth, rising corporate profits, and a strong housing market continue to provide a supportive backdrop for mortgage credit. As a result, we continue to have a positive outlook for securitized mortgage products, such as CMBS, agency IO CMOs, CRTs, and non-agency RMBS.

Overseas, we think economic growth trends and central bank policies have created a more favorable environment for pursuing various cross-market interest-rate and currency opportunities.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Master Intermediate Income Trust 9

Of Special Interest

The fund has maintained a stable dividend rate since July 2012. However, due to decreased levels of portfolio income, the fund’s monthly per-share distribution rate was slightly reduced from $0.026 to $0.025 in April 2018.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares —which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

10 Master Intermediate Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2018, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 3/31/18

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.28%	69.19%	5.40%	20.58%	3.81%	13.86%	4.42%	6.62%	3.35%
Market price	6.30	75.83	5.81	24.83	4.54	17.28	5.46	6.93	2.64

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative index returns For periods ended 3/31/18

	Annual
	average
	Life of
	fund
	(since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofAML U.S.
Treasury Bill Index*	—	4.10%	0.40%	1.74%	0.35%	1.59%	0.53%	1.04%	0.58%
Bloomberg
Barclays
Government/	6.25%	43.13	3.65	9.52	1.84	3.72	1.22	1.38	–1.10
Credit Bond Index
FTSE Non-U.S.
World Government	5.46	19.76	1.82	7.00	1.36	15.84	5.02	12.93	6.06
Bond Index
JPMorgan Global
High Yield Index†	—	125.15	8.45	29.12	5.24	18.86	5.93	4.53	0.17
Lipper Closed-end
General Bond
Funds category	7.16	137.98	8.42	34.88	6.02	20.33	6.27	6.87	2.42
average‡

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

Effective January 30, 2018, the ICE BofAML U.S. Treasury Bill Index replaced the Bloomberg Barclays Government/Credit Bond Index as the fund’s benchmark. In Putnam Management’s opinion, this index more appropriately reflects the fund’s multi-sector investment approach.

* The fund’s benchmark, the ICE BofAML U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/18, there were 39, 35, 29, 26, 18, and 4 funds, respectively, in this Lipper category.

Master Intermediate Income Trust 11

Fund price and distribution information For the six-month period ended 3/31/18

Distributions
Number		6
Income		$0.156000
Capital gains		—
Total		$0.156000
Share value	NAV		Market price
9/31/17	$5.03		$4.73
3/31/18	5.04		4.70
Current rate (end of period)	NAV		Market price
Current dividend rate*	6.19%		6.64%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

12 Master Intermediate Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Master Intermediate Income Trust 13

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

FTSE Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market, excluding the United States.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofAML U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.) issues. International issues comprise both developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Master Intermediate Income Trust

Other information for shareholders

Important notice regarding share repurchase program

In September 2017, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2017, up to 10% of the fund’s common shares outstanding as of October 7, 2017.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2018, Putnam employees had approximately $509,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Master Intermediate Income Trust 15

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

16 Master Intermediate Income Trust

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Master Intermediate Income Trust 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Master Intermediate Income Trust

The fund’s portfolio 3/31/18 (Unaudited)

	Principal
MORTGAGE-BACKED SECURITIES (43.5%)*	amount	Value
Agency collateralized mortgage obligations (20.6%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%),
18.644%, 4/15/37	$42,415	$59,021
IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%),
17.282%, 11/15/35	74,205	97,751
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
16.412%, 12/15/36	42,828	55,027
Ser. 4077, Class IK, IO, 5.00%, 7/15/42	2,586,180	544,039
IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.65%),
4.873%, 4/15/40	2,593,060	320,373
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,177,904	258,032
Ser. 4000, Class PI, IO, 4.50%, 1/15/42	624,566	122,965
IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.323%, 4/15/47	1,182,452	237,602
Ser. 4546, Class TI, IO, 4.00%, 12/15/45	2,404,656	462,896
Ser. 4425, IO, 4.00%, 1/15/45	3,298,155	584,400
Ser. 4452, Class QI, IO, 4.00%, 11/15/44	2,225,072	579,604
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,649,069	255,888
Ser. 4062, Class DI, IO, 4.00%, 9/15/39	2,673,780	257,663
Ser. 4604, Class QI, IO, 3.50%, 7/15/46	6,173,233	977,099
Ser. 4580, Class ID, IO, 3.50%, 8/15/45	3,533,024	670,999
Ser. 4501, Class BI, IO, 3.50%, 10/15/43	3,058,674	490,642
Ser. 4105, Class HI, IO, 3.50%, 7/15/41	1,028,098	110,569
Ser. 304, Class C37, IO, 3.50%, 12/15/27	1,093,872	96,546
Ser. 4165, Class TI, IO, 3.00%, 12/15/42	4,356,376	434,623
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,902,677	170,670
Ser. 4210, Class PI, IO, 3.00%, 12/15/41	1,151,263	75,108
Ser. 4510, Class HI, IO, 3.00%, 3/15/40	3,587,049	344,794
FRB Ser. 57, Class 1AX, IO, 0.365%, 7/25/43 W	1,518,911	16,302
Ser. 3326, Class WF, zero %, 10/15/35 W	1,123	808
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
28.671%, 7/25/36	65,459	106,844
IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%),
17.338%, 6/25/37	62,031	82,953
IFB Ser. 08-24, Class SP, ((-3.667 x 1 Month US LIBOR) + 23.28%),
16.421%, 2/25/38	53,965	67,939
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
14.636%, 8/25/35	43,797	52,447
IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR) + 17.39%),
12.528%, 11/25/34	67,830	77,774
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 6.422%, 2/25/25	212,305	230,089
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,879,496	698,162
Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	2,596,838	575,252
Ser. 11-59, Class BI, IO, 6.00%, 8/25/40	2,111,238	165,331
Ser. 374, Class 6, IO, 5.50%, 8/25/36	105,817	21,766
Ser. 378, Class 19, IO, 5.00%, 6/25/35	312,045	63,154

Master Intermediate Income Trust 19

	Principal
MORTGAGE-BACKED SECURITIES (43.5%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.45%),
4.579%, 4/25/42	$1,300,552	$223,263
IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%),
4.529%, 4/25/40	902,732	161,363
Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	464,943	107,990
Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	2,866,292	388,984
Ser. 366, Class 22, IO, 4.50%, 10/25/35	29,886	992
IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
4.279%, 10/25/41	1,009,878	99,949
Ser. 13-107, Class SB, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
4.079%, 2/25/43	2,246,998	410,077
IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%),
4.029%, 10/25/41	3,101,424	410,939
Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	1,781,466	345,159
Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	1,752,695	284,112
Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	1,962,840	352,141
Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	1,289,947	202,509
Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	1,029,611	156,655
Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	1,024,552	181,728
Ser. 16-102, Class JI, IO, 3.50%, 2/25/46	2,784,095	464,253
Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	1,688,962	115,849
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,638,019	128,101
Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	1,461,849	153,019
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	1,377,723	81,589
Ser. 16-97, Class KI, IO, 3.00%, 6/25/40	3,992,416	435,253
Ser. 99-51, Class N, PO, zero %, 9/17/29	8,365	7,633
Government National Mortgage Association
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	1,115,428	249,833
Ser. 16-42, IO, 5.00%, 2/20/46	3,053,317	629,380
Ser. 16-168, Class AI, IO, 5.00%, 7/20/45	1,408,374	146,119
Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	866,998	186,136
Ser. 14-76, IO, 5.00%, 5/20/44	1,215,300	270,539
Ser. 15-187, Class KI, IO, 5.00%, 6/20/43	2,668,149	278,910
Ser. 13-22, Class IE, IO, 5.00%, 2/20/43	1,883,281	408,380
Ser. 13-22, Class OI, IO, 5.00%, 1/20/43	1,681,658	328,480
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	885,299	192,196
Ser. 13-6, Class IC, IO, 5.00%, 1/20/43	762,115	172,162
Ser. 12-146, IO, 5.00%, 12/20/42	769,595	170,665
Ser. 13-6, Class CI, IO, 5.00%, 12/20/42	550,644	109,160
Ser. 13-130, Class IB, IO, 5.00%, 12/20/40	286,399	17,830
Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	88,568	7,775
Ser. 11-41, Class BI, IO, 5.00%, 5/20/40	208,982	14,495
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	263,717	57,385
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	829,149	183,574
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	3,709,960	807,773
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,903,019	425,877
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	670,317	149,484
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	1,448,443	304,173

20 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (43.5%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	$4,018,432	$615,182
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	1,091,490	246,480
Ser. 14-147, Class IJ, IO, 4.50%, 2/20/44	1,618,502	260,223
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	1,707,770	352,228
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	2,365,084	404,477
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	1,642,720	340,593
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	421,034	67,563
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	1,489,145	324,539
Ser. 11-140, Class BI, IO, 4.50%, 12/20/40	53,447	5,939
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	90,825	12,645
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,603,664	334,669
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	2,785,661	597,385
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,473,979	312,069
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,653,564	344,039
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,029,712	208,062
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	806,121	184,336
Ser. 10-168, Class PI, IO, 4.50%, 11/20/39	292,006	28,561
Ser. 10-158, Class IP, IO, 4.50%, 6/20/39	821,909	64,405
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
4.328%, 9/20/43	641,921	96,417
IFB Ser. 14-20, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.278%, 7/20/43	2,468,389	327,555
Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	1,975,431	343,231
Ser. 16-29, IO, 4.00%, 2/16/46	1,420,427	282,310
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	4,369,875	830,975
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,165,915	479,490
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	2,742,624	508,290
Ser. 15-40, IO, 4.00%, 3/20/45	2,328,265	481,944
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	2,742,511	491,074
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	4,825,688	790,206
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	878,879	165,408
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	3,843,634	530,421
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	796,027	146,206
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	681,385	132,679
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,695,571	323,990
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%),
3.778%, 8/20/44	3,039,036	436,861
Ser. 17-165, Class IM, IO, 3.50%, 11/20/47	2,205,534	409,747
Ser. 17-118, Class KI, IO, 3.50%, 10/20/46	1,458,260	206,781
Ser. 16-48, Class MI, IO, 3.50%, 4/16/46	1,866,742	402,443
Ser. 15-95, Class PI, IO, 3.50%, 7/20/45	2,397,182	413,514
Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	2,175,961	347,044
Ser. 13-76, IO, 3.50%, 5/20/43	2,840,294	469,983
Ser. 13-28, IO, 3.50%, 2/20/43	881,736	147,162
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	1,356,505	231,352
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,915,518	315,007
Ser. 13-14, IO, 3.50%, 12/20/42	4,667,795	700,916
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,387,531	224,225

Master Intermediate Income Trust 21

	Principal
MORTGAGE-BACKED SECURITIES (43.5%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	$1,884,182	$376,821
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	2,264,968	462,751
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	1,158,333	248,722
Ser. 15-62, Class IL, IO, 3.50%, 2/16/42	3,287,606	412,693
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	3,648,302	483,955
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	2,066,498	209,609
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	1,945,144	227,584
Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	5,807,374	594,211
Ser. 17-H08, Class NI, IO, 2.399%, 3/20/67 W	6,386,917	785,591
Ser. 17-H16, Class FI, IO, 2.356%, 8/20/67 W	3,638,399	445,704
Ser. 17-H16, Class JI, IO, 2.333%, 8/20/67 W	9,207,693	1,335,115
Ser. 17-H02, Class BI, IO, 2.319%, 1/20/67 W	3,019,842	399,525
Ser. 17-H06, Class BI, IO, 2.239%, 2/20/67 W	4,917,872	636,864
Ser. 16-H16, Class EI, IO, 2.237%, 6/20/66 W	4,728,476	569,781
Ser. 16-H22, Class AI, IO, 2.156%, 10/20/66 W	4,846,160	602,475
Ser. 17-H12, Class QI, IO, 2.124%, 5/20/67 W	4,322,317	512,990
Ser. 16-H23, Class NI, IO, 2.122%, 10/20/66 W	11,895,350	1,503,572
Ser. 17-H19, Class MI, IO, 2.019%, 4/20/67 W	2,357,944	278,945
Ser. 16-H03, Class DI, IO, 2.018%, 12/20/65 W	4,561,438	439,038
Ser. 16-H18, Class QI, IO, 2.011%, 6/20/66 W	3,337,098	415,135
Ser. 16-H17, Class KI, IO, 1.95%, 7/20/66 W	3,209,519	373,107
Ser. 15-H15, Class BI, IO, 1.922%, 6/20/65 W	2,845,600	300,934
Ser. 17-H11, Class DI, IO, 1.878%, 5/20/67 W	4,267,805	458,789
Ser. 15-H20, Class CI, IO, 1.876%, 8/20/65 W	4,692,197	521,125
Ser. 16-H03, Class AI, IO, 1.857%, 1/20/66 W	4,116,311	396,195
Ser. 15-H25, Class EI, IO, 1.854%, 10/20/65 W	3,712,124	341,515
Ser. 15-H20, Class AI, IO, 1.827%, 8/20/65 W	4,050,410	382,359
FRB Ser. 15-H08, Class CI, IO, 1.797%, 3/20/65 W	2,438,795	229,437
Ser. 17-H16, Class IH, IO, 1.795%, 7/20/67 W	6,421,418	628,612
Ser. 17-H09, IO, 1.795%, 4/20/67 W	5,808,656	605,268
Ser. 15-H24, Class AI, IO, 1.787%, 9/20/65 W	4,142,183	417,814
Ser. 15-H10, Class BI, IO, 1.784%, 4/20/65 W	3,016,116	287,535
Ser. 15-H23, Class BI, IO, 1.732%, 9/20/65 W	4,488,198	394,961
Ser. 17-H16, Class IG, IO, 1.714%, 7/20/67 W	8,662,001	844,545
Ser. 16-H09, Class BI, IO, 1.712%, 4/20/66 W	5,503,793	575,042
Ser. 16-H24, Class CI, IO, 1.701%, 10/20/66 W	3,123,988	283,321
Ser. 13-H08, Class CI, IO, 1.683%, 2/20/63 W	4,686,167	269,455
Ser. 16-H14, IO, 1.679%, 6/20/66 W	4,560,881	343,343
Ser. 16-H02, Class HI, IO, 1.641%, 1/20/66 W	5,604,169	493,167
Ser. 16-H06, Class DI, IO, 1.622%, 7/20/65	6,064,925	527,703
Ser. 16-H10, Class AI, IO, 1.599%, 4/20/66 W	10,596,435	822,675
Ser. 14-H21, Class BI, IO, 1.549%, 10/20/64 W	6,459,849	462,525
Ser. 16-H06, Class CI, IO, 1.444%, 2/20/66 W	5,758,931	422,256
Ser. 15-H26, Class CI, IO, 0.738%, 8/20/65 W	12,508,221	170,112
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,107	1,725
		55,620,243

22 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (43.5%)* cont.	amount	Value
Commercial mortgage-backed securities (10.5%)
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.003%, 2/10/51 W	$13,766,150	$138
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.525%, 1/12/45 W	1,039,000	950,685
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	441,000	436,974
Ser. 05-PWR7, Class B, 5.214%, 2/11/41 W	510,555	512,495
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.279%, 3/11/39 W	509,964	398,649
FRB Ser. 06-PW14, Class XW, IO, 0.418%, 12/11/38 W	614,723	3,197
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W	2,237,173	87
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.755%, 12/15/47 W	409,000	397,085
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	1,025,000	911,445
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.812%, 5/15/46 W	568,356	577,046
COMM Mortgage Trust 144A
FRB Ser. 12-CR3, Class E, 4.756%, 10/15/45 W	350,000	294,644
Ser. 12-LC4, Class E, 4.25%, 12/10/44	392,000	312,190
Ser. 13-LC13, Class E, 3.719%, 8/10/46 W	574,000	388,096
Ser. 14-CR18, Class E, 3.60%, 7/15/47	592,000	376,553
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.574%, 12/15/39 W	2,226,821	24,495
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C4,
Class C, 5.966%, 9/15/39 W	296,168	300,179
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	352,076	364,398
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.798%, 4/15/50 W	1,090,000	954,722
GCCFC Commercial Mortgage Trust FRB Ser. 05-GG5, Class B,
5.142%, 4/10/37 W	537,949	534,253
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.414%, 6/10/48 W	1,937,084	1,964,029
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	32,620	33,098
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 04-C3, Class X1, IO, 0.907%, 12/10/41 W	3,665,406	44,805
GS Mortgage Securities Corp. II 144A FRB Ser. 05-GG4, Class XC, IO,
1.249%, 7/10/39 W	412,596	908
GS Mortgage Securities Trust 144A
FRB Ser. 13-GC16, Class E, 5.328%, 11/10/46 W	662,000	527,466
Ser. 11-GC3, Class E, 5.00%, 3/10/44 W	392,000	365,888
FRB Ser. 13-GC10, Class E, 4.412%, 2/10/46 W	583,000	453,853
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.83%, 2/15/47 W	990,000	870,792
FRB Ser. 14-C19, Class D, 4.66%, 4/15/47 W	470,000	414,366
FRB Ser. C14, Class D, 4.57%, 8/15/46 W	526,000	469,781
FRB Ser. 14-C18, Class E, 4.33%, 2/15/47 W	407,000	291,461
FRB Ser. 14-C25, Class D, 3.946%, 11/15/47 W	972,000	780,010

Master Intermediate Income Trust 23

	Principal
MORTGAGE-BACKED SECURITIES (43.5%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust 144A
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	$1,500,000	$1,041,621
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	788,000	480,181
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.174%, 2/12/51 W	123,710	126,493
FRB Ser. 07-CB20, Class E, 6.174%, 2/12/51 W	398,000	399,990
FRB Ser. 11-C3, Class F, 5.674%, 2/15/46 W	410,000	403,244
FRB Ser. 12-C6, Class E, 5.137%, 5/15/45 W	363,000	320,428
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	541,000	384,035
FRB Ser. 07-CB20, Class X1, IO, zero %, 2/12/51 W	3,322,146	33
LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41%, 6/15/31	41,433	41,466
LB-UBS Commercial Mortgage Trust FRB Ser. 06-C6, Class C,
5.482%, 9/15/39 (In default) † W	1,219,000	109,466
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6,
Class XCL, IO, 0.427%, 9/15/39 W	2,509,227	14,911
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.112%, 4/20/48 W	443,000	388,192
Merrill Lynch Mortgage Trust FRB Ser. 08-C1, Class AJ,
6.498%, 2/12/51 W	5,873	5,865
Merrill Lynch Mortgage Trust 144A FRB Ser. 08-C1, Class D,
6.498%, 2/12/51 W	304,000	304,152
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 5.045%, 12/15/49 W	392,663	17,474
Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.706%, 8/15/47 W	1,323,000	1,129,069
FRB Ser. 13-C11, Class F, 4.367%, 8/15/46 W	496,000	339,080
FRB Ser. 13-C10, Class D, 4.082%, 7/15/46 W	654,000	595,070
FRB Ser. 13-C10, Class E, 4.082%, 7/15/46 W	1,064,000	851,876
Ser. 14-C17, Class E, 3.50%, 8/15/47	443,000	284,903
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	1,102,000	55,100
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	700,000	664,583
Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class D, 6.238%, 1/11/43 W	600,000	605,400
FRB Ser. 08-T29, Class F, 6.238%, 1/11/43 W	369,000	357,930
FRB Ser. 04-RR, Class F7, 6.00%, 4/28/39 W	320,892	318,286
STRIPS CDO 144A Ser. 03-1A, Class N, IO, 1.156%, 3/24/19
(Cayman Islands) W	193,000	1,930
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	566,622	42,497
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F,
4.895%, 5/10/63 W	622,000	414,865
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.027%, 6/15/45 W	369,381	352,758
FRB Ser. 07-C34, IO, 0.15%, 5/15/46 W	2,812,052	1,406
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.291%, 7/15/46 W	188,000	157,339
Ser. 14-LC16, Class D, 3.938%, 8/15/50	1,096,000	895,579

24 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (43.5%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
Ser. 12-C6, Class E, 5.00%, 4/15/45 W	$328,000	$289,722
FRB Ser. 14-C19, Class E, 4.972%, 3/15/47 W	946,000	690,227
Ser. 12-C7, Class F, 4.50%, 6/15/45 W	2,524,000	1,874,108
Ser. 13-C12, Class E, 3.50%, 3/15/48	510,000	375,183
		28,288,250
Residential mortgage-backed securities (non-agency) (12.4%)
BCAP, LLC Trust 144A
FRB Ser. 11-RR3, Class 3A6, 3.456%, 11/27/36 W	1,185,953	990,271
FRB Ser. 12-RR5, Class 4A8, (1 Month US LIBOR + 0.17%),
1.791%, 6/26/35	73,856	72,889
Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, (1 Month US LIBOR +
2.93%), 4.797%, 4/25/34	243,219	249,840
Chevy Chase Funding LLC Mortgage-Backed Certificates 144A FRB
Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%), 1.801%, 11/25/47	264,811	213,983
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
(1 Month US LIBOR + 0.35%), 2.222%, 3/25/37	1,273,947	1,067,432
Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A1, (1 Month US LIBOR + 1.50%),
2.783%, 9/25/35	383,197	379,113
FRB Ser. 06-OA7, Class 1A1, 2.566%, 6/25/46 W	454,239	401,865
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
2.243%, 8/25/46	230,555	199,570
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.223%, 6/25/46	624,297	543,974
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.35%),
2.222%, 9/25/35	906,563	869,640
FRB Ser. 06-45T1, Class 2A7, (1 Month US LIBOR + 0.34%),
2.212%, 2/25/37	503,355	309,942
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.152%, 11/20/35	488,151	473,776
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.19%),
2.062%, 8/25/46	556,232	470,016
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.062%, 8/25/46	3,405,671	2,878,780
FRB Ser. 07-OA8, Class 2A1, (1 Month US LIBOR + 0.18%),
2.052%, 6/25/47	658,057	523,801
CSMC Trust 144A FRB Ser. 10-18R, Class 6A4, 3.572%, 9/28/36 W	2,000,000	1,999,403
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
(1 Month US LIBOR + 10.50%), 12.372%, 5/25/28	267,510	371,527
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(1 Month US LIBOR + 10.00%), 11.872%, 7/25/28	898,929	1,229,714
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(1 Month US LIBOR + 9.35%), 11.222%, 4/25/28	662,736	898,586
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
(1 Month US LIBOR + 7.55%), 9.422%, 12/25/27	439,661	537,842
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.022%, 11/25/28	490,000	581,904
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 5.722%, 3/25/29	250,000	278,770

Master Intermediate Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (43.5%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 14.122%, 9/25/28	$1,029,419	$1,553,653
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(1 Month US LIBOR + 11.75%), 13.622%, 10/25/28	570,000	839,826
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
(1 Month US LIBOR + 11.75%), 13.622%, 8/25/28	531,600	781,365
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B,
(1 Month US LIBOR + 10.75%), 12.622%, 1/25/29	119,968	165,899
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.772%, 10/25/28	1,690,000	1,982,367
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.572%, 4/25/28	1,572,277	1,820,350
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.422%, 4/25/28	87,455	98,457
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
(1 Month US LIBOR + 5.50%), 7.372%, 9/25/29	335,000	369,105
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
(1 Month US LIBOR + 5.00%), 6.872%, 7/25/25	962,670	1,093,077
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 6.872%, 7/25/25	599,385	666,482
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 6.722%, 10/25/29	1,140,000	1,248,793
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.122%, 4/25/29	100,000	112,822
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.122%, 1/25/29	520,000	587,012
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 5.872%, 5/25/25	48,368	52,840
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 5.872%, 5/25/25	109,427	117,981
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
(1 Month US LIBOR + 3.65%), 5.522%, 9/25/29	70,000	75,951
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 5.472%, 1/25/30	200,000	199,160
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.472%, 5/25/24	20,000	21,181
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.18%), 2.052%, 5/25/36	657,154	349,277
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month
US LIBOR + 0.31%), 2.182%, 5/25/37	428,587	322,198
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
(1 Month US LIBOR + 0.20%), 2.072%, 6/25/37	680,148	421,692
MortgageIT Trust FRB Ser. 05-3, Class M2, (1 Month US LIBOR +
0.80%), 2.667%, 8/25/35	166,319	146,489
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR +
2.70%), 4.554%, 3/25/28 (Bermuda)	620,000	621,302
Residential Accredit Loans, Inc. Trust FRB Ser. 06-QO5, Class 1A1,
(1 Month US LIBOR + 0.22%), 2.087%, 5/25/46	377,604	358,724

26 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (43.5%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%),
2.082%, 8/25/36	$517,088	$455,037
FRB Ser. 06-AR7, Class A1BG, (1 Month US LIBOR + 0.12%),
1.992%, 8/25/36	430,673	391,865
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 3.324%, 9/25/35 W	573,160	575,397
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
2.362%, 10/25/45	975,957	971,243
FRB Ser. 05-AR19, Class A1C4, (1 Month US LIBOR + 0.40%),
2.272%, 12/25/45	342,131	335,597
FRB Ser. 05-AR19, Class A1B3, (1 Month US LIBOR + 0.35%),
2.222%, 12/25/45	265,447	259,005
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 4.024%, 4/25/36 W	496,856	499,340
FRB Ser. 06-AR2, Class 1A1, 3.707%, 3/25/36 W	483,785	486,960
		33,523,085
Total mortgage-backed securities (cost $114,680,798)		$117,431,578

	Principal
CORPORATE BONDS AND NOTES (33.1%)*	amount	Value
Basic materials (4.1%)
A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$75,000	$79,125
AK Steel Corp. company guaranty sr. unsec. notes
6.375%, 10/15/25	75,000	70,688
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	115,000	125,063
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	40,000	40,800
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	202,500
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	185,000	180,838
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	86,000	93,418
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	300,000	301,125
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	170,000	161,925
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	228,000	239,400
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	205,000	212,688
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	278,000	278,000
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	305,000	311,863
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	80,000	80,400
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	160,000	161,000
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	434,000	442,680
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	490,000	504,700

Master Intermediate Income Trust 27

	Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.	amount	Value
Basic materials cont.
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	$60,000	$60,150
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	63,000	68,040
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	200,000	210,000
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	339,000	332,220
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)	250,000	248,750
Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)	250,000	245,625
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	298,000	296,421
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	99,000	99,866
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	75,000	72,563
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	200,000	196,750
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	238,000	238,000
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	182,000	180,180
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	150,000	160,875
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	281,000	309,353
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	120,000	119,700
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	125,000	132,031
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	142,000	136,675
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	83,000	91,508
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	95,000	105,450
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	153,000	158,355
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	183,000	183,458
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	53,000	56,313
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	179,000	187,503
Mercer International, Inc. 144A sr. unsec. notes 5.50%,
1/15/26 (Canada)	90,000	89,325
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	116,000	118,465
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	40,000	40,900
Northwest Acquisitions ULC/Dominion Finco, Inc. 144A notes
7.125%, 11/1/22	60,000	61,200
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	164,000	155,800

28 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.	amount	Value
Basic materials cont.
NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	$91,000	$87,133
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	18,000	17,640
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	420,000	430,500
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	20,000	22,600
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	168,000	173,880
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	65,000	65,000
Platform Specialty Products Corp. 144A company guaranty sr.
unsec. notes 5.875%, 12/1/25	270,000	263,925
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	159,000	190,601
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	236,000	236,000
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	45,000	42,863
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	50,000	51,560
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	20,000	20,250
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	66,000	66,825
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	59,000	56,711
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	175,000	182,438
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	105,000	103,163
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	55,000	53,488
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	120,000	120,000
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	133,000	137,988
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	114,000	117,563
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	172,000	173,720
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	94,000	97,995
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	55,000	54,725
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	105,000	108,150
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	220,000	242,000
		10,958,407

Master Intermediate Income Trust 29

		Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.		amount	Value
Capital goods (1.9%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24		$243,000	$245,430
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27		38,000	35,815
ARD Finance SA sr. notes 6.625%, 9/15/23 (Luxembourg) ‡‡	EUR	100,000	129,683
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)		$280,000	297,850
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)		112,000	116,984
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22		105,000	107,756
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23		67,000	67,756
Berry Global, Inc. 144A notes 4.50%, 2/15/26		55,000	52,044
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)		251,000	275,159
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)		135,000	139,725
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20		235,000	254,388
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26		150,000	167,250
FXI Holdings, Inc. 144A sr. notes 7.875%, 11/1/24		154,000	150,824
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		202,000	205,283
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)		75,000	73,688
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22		315,000	322,875
Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24		231,000	257,565
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23		149,000	147,510
Novafives SAS sr. sub. notes Ser. REGS, 4.50%, 6/30/21 (France)	EUR	100,000	124,528
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25		$95,000	97,850
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25		120,000	116,400
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25		115,000	117,300
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24		215,000	217,688
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26		17,000	16,495
TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)		117,000	122,850
Titan Acquisition, Ltd./Titan Co-Borrower, LLC. 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)		320,000	319,000
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25		55,000	55,550
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26		109,000	109,818
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24		175,000	179,375
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25		232,000	226,490

30 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.		amount	Value
Capital goods cont.
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25		$77,000	$75,075
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26		108,000	106,650
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25		198,000	194,535
			5,127,189
Communication services (3.9%)
Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)		200,000	198,000
Altice Financing SA 144A company guaranty sr. unsub. notes
7.50%, 5/15/26 (Luxembourg)		200,000	196,000
Altice Luxembourg SA company guaranty sr. unsec. sub. notes
Ser. REGS, 6.25%, 2/15/25 (Luxembourg)	EUR	100,000	114,715
Altice Luxembourg SA 144A company guaranty sr. unsec. notes
7.75%, 5/15/22 (Luxembourg)		$280,000	259,700
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20		150,000	158,156
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26		276,000	270,135
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24		249,000	252,735
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26		49,000	48,755
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/27		103,000	97,788
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23		360,000	360,450
CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23		152,000	147,820
CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20		40,000	40,300
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25		200,000	211,500
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		210,000	209,738
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		121,000	120,546
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25		314,000	326,717
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27		139,000	132,050
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24		310,000	294,888
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21		120,000	125,100
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23		340,000	377,400
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)		615,000	551,194
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24		132,000	117,645
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25		46,000	34,471
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22		119,000	99,523
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26		193,000	186,728
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)		27,000	24,452

Master Intermediate Income Trust 31

		Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.		amount	Value
Communication services cont.
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)		$6,000	$6,308
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)		405,000	377,663
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)		40,000	41,100
SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)		600,000	585,750
SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)		200,000	188,250
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		105,000	109,463
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18		99,000	102,094
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		883,000	900,660
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		290,000	299,788
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23		492,000	507,252
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		345,000	360,525
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		156,000	162,240
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27		80,000	80,600
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22		45,000	44,775
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28		135,000	129,769
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26		55,000	52,800
Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	295,000	383,952
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. bonds Ser. REGS, 6.25%, 1/15/29 (Germany)	EUR	321,000	444,849
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		$363,000	368,445
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)		75,000	73,500
Virgin Media Secured Finance PLC company guaranty sr. notes
Ser. REGS, 5.125%, 1/15/25 (United Kingdom)	GBP	100,000	143,144
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	115,000	159,018
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23		$290,000	166,025
			10,644,476
Consumer cyclicals (5.2%)
ADT Corp. (The) company guaranty sr. unsub. notes
4.125%, 6/15/23		105,000	98,700
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27		3,000	2,955

32 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.		amount	Value
Consumer cyclicals cont.
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26		$57,000	$56,003
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22		68,000	68,850
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25		155,000	152,675
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23		164,000	168,100
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22		245,000	250,206
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		150,000	158,250
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25		55,000	56,444
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		120,000	122,400
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		218,000	222,088
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		72,000	73,260
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		25,000	24,683
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		84,000	83,790
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		127,000	129,629
Codere Finance 2 Luxembourg SA company guaranty sr. notes
Ser. REGS, 6.75%, 11/1/21 (Luxembourg)	EUR	100,000	128,641
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		$468,000	452,790
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		215,000	206,116
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		339,000	368,290
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		95,000	103,194
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		85,000	89,930
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		155,000	155,000
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		126,000	128,287
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		70,000	71,050
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		115,000	111,838
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	260,000	207,156
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)		$175,000	183,313
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		145,000	141,919

Master Intermediate Income Trust 33

		Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.		amount	Value
Consumer cyclicals cont.
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		$170,000	$168,088
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		225,000	222,188
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †		288,000	227,160
IHO Verwaltungs GmbH 144A sr. notes 4.75%, 9/15/26 (Germany) ‡‡		200,000	192,750
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		105,000	105,525
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)		35,000	33,688
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		419,000	456,710
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		282,000	291,165
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		55,000	58,300
JC Penney Corp., Inc. 144A company guaranty sr. notes
5.875%, 7/1/23		100,000	95,750
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27		75,000	70,875
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25		85,000	80,963
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		225,000	225,000
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22		89,000	89,556
Lennar Corp. 144A company guaranty sr. unsec. sub. notes
5.875%, 11/15/24		85,000	87,975
Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24		159,000	164,963
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		75,000	73,125
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26		85,000	86,063
Masaria Investments SAU sr. notes Ser. REGS, 5.00%,
9/15/24 (Spain)	EUR	100,000	123,100
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)		$40,000	41,100
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)		105,000	105,919
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26		155,000	159,069
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20		175,000	185,938
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21		147,000	158,209
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25		248,000	248,000
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡		177,027	111,970
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21		95,000	60,088
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24		377,000	369,347

34 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.		amount	Value
Consumer cyclicals cont.
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)		$85,000	$83,831
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22		110,000	109,914
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25		135,000	136,856
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24		75,000	75,094
Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24		129,000	130,764
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		110,000	106,046
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22		192,000	196,800
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26		107,000	105,128
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24		124,000	124,620
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23		60,000	34,050
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26		180,000	185,490
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21		263,000	252,480
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23		171,000	172,496
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22		480,000	516,900
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24		337,000	334,473
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
unsub. notes 5.125%, 2/15/27		103,000	95,533
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24		117,000	120,364
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27		217,000	204,251
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27		225,000	222,750
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24		245,000	238,569
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25		105,000	107,100
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22		10,000	10,325
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25		49,000	50,225
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24		244,000	247,050
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28		10,000	9,410
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25		125,000	119,063
Takko Luxembourg 2 SCA company guaranty sr. notes Ser. REGS,
5.375%, 11/15/23 (Luxembourg)	EUR	100,000	119,346
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24		$141,000	143,073
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22		125,000	126,719

Master Intermediate Income Trust 35

		Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.		amount	Value
Consumer cyclicals cont.
Univision Communications, Inc. 144A company guaranty sr. notes
5.125%, 5/15/23		$220,000	$209,572
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25		95,000	88,588
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25		306,000	312,885
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23		123,000	123,154
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26		40,000	40,200
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26		101,000	98,475
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26		110,000	110,000
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27		209,000	207,601
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27		276,000	270,825
			14,148,161
Consumer staples (1.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)		175,000	166,906
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)		125,000	125,313
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)		125,000	119,563
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25		160,000	164,400
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25		200,000	192,000
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24		370,000	396,707
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		389,000	405,046
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		105,000	92,925
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		482,000	498,870
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		145,000	137,569
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	335,000	394,670
Europcar Groupe SA sr. notes Ser. REGS, 4.125%, 11/15/24 (France)	EUR	100,000	123,137
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		$120,000	69,600
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		338,000	350,675
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		327,000	328,632
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		168,000	165,530
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		130,000	129,513
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		130,000	129,188
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		80,000	77,000

36 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.	amount	Value
Consumer staples cont.
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	$157,000	$155,626
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	37,000	36,676
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	141,000	138,885
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28	120,000	115,392
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	328,000	202,130
Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	58,000	44,950
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	200,000	201,500
		4,962,403
Energy (7.9%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	445,000	463,356
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	43,000	43,860
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	192,000	195,360
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	84,000	90,720
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	55,000	51,425
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	115,000	113,131
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	93,000	83,700
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	77,000	60,445
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	334,000	349,448
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	125,000	124,063
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	26,000	23,433
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	88,000	93,170
Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	54,000	51,570
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	218,000	210,915
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	498,000	479,325
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	84,000	84,945
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	203,000	200,970
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	140,000	138,600

Master Intermediate Income Trust 37

	Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.	amount	Value
Energy cont.
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	$27,000	$22,748
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	147,000	150,675
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	232,000	235,596
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	65,000	64,269
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	154,000	153,230
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	60,000	59,550
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	105,000	96,338
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	61,000	56,730
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	249,000	177,101
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	90,000	60,075
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	45,000	45,225
Extraction Oil & Gas, Inc. 144A sr. unsec. notes 5.625%, 2/1/26	165,000	155,925
Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9.25%, 4/23/19 (Russia)	647,000	685,936
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	165,000	162,113
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	217,000	221,340
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	130,000	122,525
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	100,000	90,000
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	22,000	18,150
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	139,000	116,065
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	110,000	106,700
Murray Energy Corp. 144A notes 11.25%, 4/15/21	204,000	76,500
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes
5.75%, 2/1/25	185,000	174,594
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	221,000	231,498
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	144,000	148,680
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	207,000	191,993
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	55,000	54,175
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	33,000	33,495
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	201,000	203,862

38 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.	amount	Value
Energy cont.
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.875%,
5/3/22 (Indonesia)	$925,000	$954,261
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	201,789
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	3,320,000	3,597,220
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	428,000	503,050
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	623,000	657,265
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	180,000	191,925
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.999%, 1/27/28 (Brazil)	176,000	174,020
Petrobras Global Finance BV 144A company guaranty sr. unsec.
notes 5.299%, 1/27/25 (Brazil)	664,000	655,700
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	727,000	195,381
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	3,054,000	844,126
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
8.00%, 5/3/19 (Mexico)	1,297,000	1,360,229
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	2,171,000	2,104,785
QEP Resources, Inc. sr. unsec. notes 5.625%, 3/1/26	120,000	113,400
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	247,000	251,940
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	85,000	88,365
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	84,000	79,380
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	175,000	188,366
SemGroup Corp. company guaranty sr. unsec. notes
6.375%, 3/15/25	70,000	66,850
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	58,000	59,088
SESI, LLC 144A company guaranty sr. unsec. notes 7.75%, 9/15/24	125,000	129,375
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	105,000	100,669
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	20,000	2
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	150,000	150,938
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	72,000	66,780
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	28,000	27,720
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	128,000	128,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	110,000	110,963
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	95,000	94,644
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.125%, 2/1/25	45,000	44,775

Master Intermediate Income Trust 39

	Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.	amount	Value
Energy cont.
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	$388,000	$370,055
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	127,000	118,428
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	75,000	76,125
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	112,000	109,480
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25	65,000	58,481
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	161,000	146,913
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	33,000	28,775
Whiting Petroleum Corp. 144A sr. unsec. notes 6.625%, 1/15/26	85,000	85,638
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	48,000	53,760
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	159,000	170,130
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	147,000	151,043
		21,283,358
Financials (3.6%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	336,000	336,000
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	96,000	98,880
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	489,000	503,817
Barclays PLC unsec. sub. bonds 4.836%, 5/9/28 (United Kingdom)	200,000	196,672
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	75,000	80,233
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	160,000	163,800
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	82,000	83,953
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	34,000	34,808
CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	56,000	57,330
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20	105,000	103,425
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	294,000	292,530
Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	200,000	232,966
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	149,000	150,073
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	160,000	155,648
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	259,000	265,475
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	95,000	101,859
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	68,000	68,085
HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	205,000	212,175
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	95,000	96,663
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	95,000	96,663

40 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.		amount	Value
Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20		$23,000	$23,460
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22		215,000	215,538
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)		4,000	3,070
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22		15,000	16,031
Intesa Sanpaolo SpA 144A unsec. sub. notes 5.017%, 6/26/24 (Italy)		200,000	197,270
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R		60,000	60,150
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R		55,000	53,213
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		200,000	197,440
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R		50,000	46,890
Miller Homes Group Holdings PLC company guaranty sr. notes
Ser. REGS, 5.50%, 10/15/24 (United Kingdom)	GBP	100,000	140,303
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20		$80,000	81,600
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		48,000	48,720
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		170,000	170,638
Royal Bank of Scotland Group PLC unsec. sub. bonds 5.125%,
5/28/24 (United Kingdom)		100,000	101,724
Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 7.75%, 5/29/18 (Russia)		2,750,000	2,769,759
Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)		325,000	344,906
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20		60,000	65,325
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25		120,000	120,450
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19		55,000	56,100
Starwood Property Trust, Inc. 144A sr. unsec. notes
4.75%, 3/15/25 R		150,000	146,063
Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20		185,000	187,775
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18		70,000	66,675
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)		85,000	85,319
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		140,000	140,000
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)		829,000	833,468
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		200,000	213,500
			9,716,442

Master Intermediate Income Trust 41

		Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.		amount	Value
Health care (2.2%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		$205,000	$194,750
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		158,000	148,125
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21		189,000	178,133
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		175,000	182,123
Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25		42,000	40,950
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		130,000	131,625
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		148,000	136,345
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		406,000	234,973
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20		121,000	98,615
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada) (In default) †		274,000	19,180
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)		400,000	302,000
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23		165,000	124,163
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26		113,000	114,469
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20		283,000	296,796
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22		55,000	60,431
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23		160,000	161,800
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21		185,000	209,050
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)		143,000	109,395
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22		120,000	118,500
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25		30,000	27,975
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22		240,000	234,000
Service Corp. International sr. unsec. notes 5.375%, 1/15/22		249,000	253,978
Service Corp. International sr. unsec. notes 4.625%, 12/15/27		45,000	43,425
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24		498,000	517,447
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23		96,000	96,720
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20		231,000	238,796
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22		81,000	84,443
Teva Pharmaceutical Finance Netherlands III BV 144A company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Netherlands)		200,000	197,526
Teva Pharmaceutical Finance Netherlands III BV 144A company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Netherlands)		200,000	194,000
Unilabs Subholding AB company guaranty sr. unsec. notes
Ser. REGS, 5.75%, 5/15/25 (Sweden)	EUR	100,000	123,348
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. notes 5.50%, 11/1/25		$40,000	38,940

42 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.	amount	Value
Health care cont.
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.25%, 4/1/26	$140,000	$139,468
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.00%, 12/15/25	115,000	114,281
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	265,000	228,695
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	202,000	178,263
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	35,000	33,425
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	85,000	74,375
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	160,000	166,800
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	55,000	56,788
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	75,000	75,281
		5,979,397
Technology (1.5%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	571,000	—
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	901,000	963,592
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	195,000	206,705
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	150,000	157,455
First Data Corp. 144A notes 5.75%, 1/15/24	258,000	259,613
First Data Corp. 144A sr. notes 5.375%, 8/15/23	165,000	167,888
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	288,000	284,400
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	324,000	327,366
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	228,000	231,990
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	57,000	58,140
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	65,000	61,181
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	218,000	202,195
Micron Technology, Inc. 144A sr. unsec. unsub. notes
5.25%, 1/15/24	90,000	93,038
Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	308,000	342,650
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	190,000	189,763
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	268,000	266,660
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	180,000	179,604
		3,992,240

Master Intermediate Income Trust 43

	Principal
CORPORATE BONDS AND NOTES (33.1%)* cont.	amount	Value
Transportation (0.1%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	$221,000	$226,525
		226,525
Utilities and power (0.9%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	665,000	688,275
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	70,000	71,050
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	60,000	61,092
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	163,000	165,853
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	252,000	230,580
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	86,000	82,990
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	35,000	35,350
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	146,000	157,498
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	78,000	86,093
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	164,000	169,330
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	62,000	62,155
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	142,000	114,310
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	122,000	129,015
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	176,000	179,960
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	55,000	53,900
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	90,000	675
		2,288,126
Total corporate bonds and notes (cost $90,614,303)		$89,326,724

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (33.0%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (6.1%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 5/1/48	$5,000,000	$5,191,211
4.50%, TBA, 4/1/48	3,000,000	3,120,234
4.00%, TBA, 5/1/48	4,000,000	4,105,625
4.00%, TBA, 4/1/48	4,000,000	4,111,875
		16,528,945
U.S. Government Agency Mortgage Obligations (26.9%)
Federal National Mortgage Association Pass-Through Certificates
5.50%, TBA, 4/1/48	3,000,000	3,260,156
4.00%, TBA, 4/1/48	11,000,000	11,287,032
3.50%, TBA, 5/1/48	27,000,000	27,015,819
3.50%, TBA, 4/1/48	31,000,000	31,065,391
		72,628,398
Total U.S. government and agency mortgage obligations (cost $88,852,070)		$89,157,343

44 Master Intermediate Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (9.6%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)		$165,000	$176,055
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		750,000	764,625
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)		2,125,000	2,082,413
Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%, 1/1/23
(Brazil) (Units)	BRL	3,000	970,813
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		$400,000	415,712
Buenos Aires (Province of) unsec. FRN (Argentina Deposit Rates
BADLAR + 3.83%), 26.742%, 5/31/22 (Argentina)	ARS	7,745,000	400,079
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$2,140,000	2,224,059
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		1,399,000	1,545,573
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		1,891,000	2,107,330
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		1,067,000	1,120,350
Dominican (Republic of) sr. unsec. unsub. notes 7.50%, 5/6/21
(Dominican Republic)		170,000	181,305
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		105,000	123,506
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%,
1/27/25 (Dominican Republic)		725,000	745,670
Ecuador (Republic of) sr. unsec. unsub. notes Ser. REGS, 7.95%,
6/20/24 (Ecuador)		200,000	199,000
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/30/25 (El Salvador)		300,000	294,087
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	1,054,000	1,351,792
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	446,000	533,459
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	3,716,744	4,514,729
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	2,427,822	2,987,731
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%,
1/15/25 (Indonesia)		$360,000	362,250
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		200,000	208,750
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		650,000	660,248
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		560,000	548,100
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		200,000	206,192
Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)		750,000	1,248,750
Total foreign government and agency bonds and notes (cost $24,600,828)			$25,972,578

Master Intermediate Income Trust 45

PURCHASED SWAP OPTIONS OUTSTANDING (2.1%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(1.9325)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325		$61,632,500	$511,550
(2.2625)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625		27,734,600	219,381
2.813/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.813		15,743,400	105,323
2.2625/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625		27,734,600	85,423
2.743/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.743		15,743,400	58,093
1.9325/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325		61,632,500	3,082
Barclays Bank PLC
2.765/3 month USD-LIBOR-BBA/Apr-19	Apr-18/2.765		38,926,700	18,296
2.736/3 month USD-LIBOR-BBA/Apr-19	Apr-18/2.736		38,926,700	10,121
2.359/3 month USD-LIBOR-BBA/Apr-19	Apr-18/2.359		38,926,700	1,168
2.34/3 month USD-LIBOR-BBA/Apr-19	Apr-18/2.34		38,926,700	389
Citibank, N.A.
(2.518)/3 month USD-LIBOR-BBA/May-49	May-19/2.518		2,711,800	262,014
2.71/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.71		17,973,000	63,984
(2.90)/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.90		17,973,000	46,730
2.47/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.47		24,653,000	17,750
(1.091)/6 month EUR-EURIBOR-Reuters/Jul-23	Jul-18/1.091	EUR	4,225,300	364
Goldman Sachs International
2.8435/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.8435		$40,197,900	266,512
1.673/3 month GBP-LIBOR-BBA/Oct-48	Oct-18/1.673	GBP	3,042,000	265,166
(2.7575)/3 month USD-LIBOR-BBA/Jan-38	Jan-28/2.7575		$3,169,000	199,108
1.522/3 month GBP-LIBOR-BBA/Oct-28	Oct-18/1.522	GBP	7,817,000	170,760
2.7575/3 month USD-LIBOR-BBA/Jan-38	Jan-28/2.7575		$3,169,000	157,531
2.82/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.82		8,986,500	48,617
(2.79375)/3 month USD-LIBOR-BBA/Jun-19	Jun-18/2.79375		38,926,700	37,759
2.695/3 month USD-LIBOR-BBA/Oct-23	Oct-18/2.695		5,177,100	27,180
2.75/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.75		8,986,500	20,130
(2.9915)/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.9915		40,197,900	2,010
1.9175/3 month USD-LIBOR-BBA/Oct-19	Oct-18/1.9175		22,434,200	1,122
JPMorgan Chase Bank N.A.
(1.919)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919		61,632,500	519,560
1.758/6 month EUR-EURIBOR-Reuters/Sep-49	Sep-19/1.758	EUR	3,085,000	300,828
1.376/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-19/1.376	EUR	7,733,000	261,379
(2.25)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25		$27,734,600	221,322
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		3,169,000	199,077
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		3,169,000	194,608
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		3,169,000	161,175
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		3,169,000	157,373
2.852/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.852		17,973,000	154,029
2.80/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.80		18,892,100	123,554
2.787/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.787		17,973,000	91,123
2.25/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25		27,734,600	84,313
2.735/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.735		18,892,100	73,868
(2.68)/3 month USD-LIBOR-BBA/Jul-20	Jul-18/2.68		24,653,000	46,594
0.882/3 month GBP-LIBOR-BBA/Nov-19	Nov-18/0.882	GBP	21,126,500	6,521
1.919/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919		$61,632,500	3,082

46 Master Intermediate Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (2.1%)* cont.
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Morgan Stanley & Co. International PLC
(2.49275)/3 month USD-LIBOR-BBA/Jul-20	Jul-18/2.49275		$24,653,000	$99,598
2.833/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.833		14,977,500	84,922
(2.61575)/3 month USD-LIBOR-BBA/Jul-20	Jul-18/2.61575		24,653,000	67,056
(2.8375)/3 month USD-LIBOR-BBA/Aug-20	Aug-18/2.8375		25,951,200	36,332
2.763/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.763		14,977,500	31,153
(0.442)/6 month EUR-EURIBOR-Reuters/Apr-23	Apr-18/0.442	EUR	16,351,900	5,634
2.355/3 month USD-LIBOR-BBA/May-19	May-18/2.355		$24,653,000	4,191
1.85125/3 month USD-LIBOR-BBA/Apr-19	Apr-18/1.85125		36,979,500	37
Wells Fargo Bank, N.A.
2.7075/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.7075		19,463,400	37,954
Total purchased swap options outstanding (cost $5,021,765)				$5,564,846

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.4%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Call)	Apr-18/92.99	$15,000,000	$15,000,000	$194,295
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	May-18/96.81	19,000,000	19,000,000	174,211
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Apr-18/96.35	14,000,000	14,000,000	169,316
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Apr-18/96.44	14,000,000	14,000,000	157,626
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Apr-18/96.45	14,000,000	14,000,000	156,576
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	May-18/97.25	14,000,000	14,000,000	65,436
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	May-18/97.13	14,000,000	14,000,000	58,268
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	May-18/97.00	14,000,000	14,000,000	51,730
Total purchased options outstanding (cost $931,641)				$1,027,458

	Principal
SENIOR LOANS (1.7%)*c	amount	Value
Academy, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 5.772%, 7/2/22	$100,228	$79,598
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.267%, 4/28/22	49,367	49,545
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.802%, 4/21/24	83,592	83,801

Master Intermediate Income Trust 47

	Principal
SENIOR LOANS (1.7%)*c cont.	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.75%), 6.536%, 12/15/24	$254,363	$256,111
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.003%, 6/21/24	217,358	218,957
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 4.958%, 4/3/24	64,675	64,945
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.572%, 11/17/22	155,000	157,422
Casella Waste Systems, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 4.308%, 10/17/23	435,600	437,234
CCC Information Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 6.75%), 8.627%, 3/30/25	64,000	64,907
Chesapeake Energy Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 7.50%), 9.444%, 8/23/21	175,000	185,555
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.593%, 5/5/24	36,006	36,321
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.877%, 10/25/23	200,980	185,236
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.627%, 4/16/21	191,681	191,841
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.052%, 3/31/24	81,369	81,786
Getty Images, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.802%, 10/18/19	38,022	36,390
iHeartCommunications, Inc. bank term loan FRN Ser. D, (BBA
LIBOR USD 3 Month + 6.75%), 9.052%, 1/30/19 (In default) †	323,000	256,835
KCA Deutag US Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 5.25%), 7.654%, 5/16/20	137,364	135,304
Kronos, Inc./MA bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.25%), 10.023%, 11/1/24	95,000	98,404
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.21%, 11/6/24	340,000	342,125
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 4.941%, 10/25/20	149,108	128,512
Oryx Southern Delaware Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.267%, 2/26/25	105,000	105,000
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.787%, 11/3/23	147,340	146,765
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.377%, 9/7/23	268,786	212,266
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.627%, 2/5/23	142,830	143,511
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/15/26	100,000	100,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/15/25	105,000	105,788
Solenis International LP bank term loan FRN (BBA LIBOR USD
3 Month + 6.75%), 8.734%, 7/31/22	38,000	35,973
Talbots, Inc. (The) bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.50%), 10.377%, 3/19/21	66,961	64,952
Talbots, Inc. (The) bank term loan FRN (BBA LIBOR USD 3 Month
+ 4.50%), 6.377%, 3/19/20	105,449	104,131

48 Master Intermediate Income Trust

	Principal
SENIOR LOANS (1.7%)*c cont.	amount	Value
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/16/25
(United Kingdom)	$260,000	$259,431
Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. B1, (BBA LIBOR USD 3 Month + 3.50%), 4.94%, 4/1/22	51,941	52,467
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.877%, 7/24/24	75,000	75,750
Total senior loans (cost $4,598,041)		$4,496,863

	Principal
CONVERTIBLE BONDS AND NOTES (1.0%)*	amount	Value
Basic materials ( — %)
Cemex SAB de CV cv. unsec. sub. notes 3.72%, 3/15/20, (Mexico)	$24,000	$24,703
Patrick Industries, Inc. 144A cv. sr. unsec. notes 1.00%, 2/1/23	26,000	25,735
		50,438
Capital goods (0.1%)
Aerojet Rocketdyne Holdings, Inc. cv. sr. unsec. sub. notes
2.25%, 12/15/23	27,000	34,219
Dycom Industries, Inc. cv. sr. unsec. notes 0.75%, 9/15/21	34,000	43,074
Greenbrier Cos., Inc. (The) cv. sr. unsec. notes 2.875%, 2/1/24	27,000	30,848
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22	21,000	17,213
II-VI, Inc. 144A cv. sr. unsec. notes 0.25%, 9/1/22	16,000	17,632
Kaman Corp. 144A cv. sr. unsec. notes 3.25%, 5/1/24	31,000	35,168
		178,154
Communication services ( — %)
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	79,000	76,093
RingCentral, Inc. 144A cv. sr. unsec. notes zero %, 3/15/23	13,000	13,031
		89,124
Consumer cyclicals (0.2%)
Euronet Worldwide, Inc. cv. sr. unsec. bonds 1.50%, 10/1/44	34,000	40,092
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46	52,000	57,606
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	56,000	64,215
Liberty Media Corp. cv. sr. unsec. unsub. bonds 2.25%, 9/30/46	26,000	27,057
Live Nation Entertainment, Inc. cv. sr. unsec. bonds 2.50%, 5/15/19	24,000	30,921
Live Nation Entertainment, Inc. 144A cv. sr. unsec. notes
2.50%, 3/15/23	18,000	18,120
Macquarie Infrastructure Corp. cv. sr. unsec. unsub. notes
2.00%, 10/1/23	26,000	23,075
Navistar International Corp. cv. sr. unsec. sub. bonds
4.75%, 4/15/19	16,000	16,440
Priceline Group, Inc. (The) cv. sr. unsec. bonds 0.90%, 9/15/21	13,000	16,225
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes
0.35%, 6/15/20	46,000	73,852
Square, Inc. cv. sr. unsec. unsub. notes 0.375%, 3/1/22	20,000	43,748
		411,351
Consumer staples (0.1%)
Chegg, Inc. 144A cv. sr. unsec. notes 0.25%, 5/15/23	13,000	13,000
IAC FinanceCo, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 10/1/22	37,000	44,230
Liberty Expedia Holdings, Inc. cv. sr. unsec. unsub. bonds
1.00%, 6/30/47	53,000	51,192

Master Intermediate Income Trust 49

	Principal
CONVERTIBLE BONDS AND NOTES (1.0%)* cont.	amount	Value
Consumer staples cont.
Vector Group, Ltd. cv. sr. unsec. sub. notes 1.75%, 4/15/20	$27,000	$29,623
Wayfair, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 9/1/22	20,000	18,990
		157,035
Energy (0.1%)
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $24,845) (Cayman Islands) ∆∆	35,887	46,115
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes
5.50%, 9/15/26	37,000	31,861
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	18,000	18,589
Whiting Petroleum Corp. cv. company guaranty sr. unsec. unsub.
notes 1.25%, 4/1/20	44,000	41,414
		137,979
Financials ( — %)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23, R	18,000	17,678
Heritage Insurance Holdings, Inc. 144A cv. company guaranty sr.
unsec. bonds 5.875%, 8/1/37	15,000	17,782
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22, R	38,000	42,359
Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.00%, 1/15/19, R	22,000	23,679
		101,498
Health care (0.1%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
0.599%, 8/1/24	32,000	30,040
Clovis Oncology, Inc. cv. sr. unsec. notes 2.50%, 9/15/21	26,000	30,111
Impax Laboratories, Inc. cv. sr. unsec. notes 2.00%, 6/15/22	35,000	34,662
Insmed, Inc. cv. sr. unsec. sub. notes 1.75%, 1/15/25	20,000	17,584
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1.875%, 8/15/21, (Ireland)	72,000	75,240
Medicines Co. (The) cv. sr. unsec. notes 2.50%, 1/15/22	44,000	50,609
Neurocrine Biosciences, Inc. 144A cv. sr. unsec. notes
2.25%, 5/15/24	16,000	20,958
Nevro Corp. cv. sr. unsec. unsub. notes 1.75%, 6/1/21	17,000	19,550
Pacira Pharmaceuticals, Inc./Delaware cv. sr. unsec. sub. notes
2.375%, 4/1/22	34,000	30,983
Supernus Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
0.625%, 4/1/23	21,000	22,288
Teladoc, Inc. 144A cv. sr. unsec. notes 3.00%, 12/15/22	19,000	22,451
Wright Medical Group, Inc. cv. sr. unsec. notes 2.00%, 2/15/20	27,000	26,764
		381,240
Technology (0.4%)
Akamai Technologies, Inc. cv. sr. unsec. bonds zero %, 2/15/19	17,000	17,435
Apptio, Inc. 144A cv. sr. unsec. notes 0.875%, 4/1/23	16,000	15,712
Carbonite, Inc. 144A cv. sr. unsec. unsub. notes 2.50%, 4/1/22	14,000	18,227
Citrix Systems, Inc. cv. sr. unsec. notes 0.50%, 4/15/19	13,000	17,113
Coupa Software, Inc. 144A cv. sr. unsec. notes 0.375%, 1/15/23	27,000	32,646
Cypress Semiconductor Corp. cv. sr. unsec. notes 4.50%, 1/15/22	30,000	41,856
Everbridge, Inc. cv. sr. unsec. unsub. notes 1.50%, 11/1/22	23,000	28,805
Finisar Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/15/36	31,000	27,851

50 Master Intermediate Income Trust

	Principal
CONVERTIBLE BONDS AND NOTES (1.0%)* cont.	amount	Value
Technology cont.
HubSpot, Inc. 144A cv. sr. unsec. notes 0.25%, 6/1/22	$23,000	$29,630
Inphi Corp. cv. sr. unsec. notes 0.75%, 9/1/21, (acquired 8/14/17,
cost $28,116) ∆∆	28,000	26,311
Integrated Device Technology, Inc. cv. sr. unsec. unsub. notes
0.875%, 11/15/22	31,000	34,922
J2 Cloud Services, LLC cv. sr. unsec. notes 3.25%, 6/15/29	35,000	44,507
Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	6,000	16,263
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	107,000	126,498
Micron Technology, Inc. cv. sr. unsec. bonds 3.00%, 11/15/43	45,000	80,523
Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1.625%, 2/15/33	7,000	33,230
Nice Systems, Inc. cv. company guaranty sr. unsec. notes
1.25%, 1/15/24	29,000	35,896
Nutanix, Inc. 144A cv. sr. unsec. notes zero %, 1/15/23	23,000	27,618
Okta, Inc. 144A cv. sr. unsec. notes 0.25%, 2/15/23	24,000	26,265
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20	46,000	65,650
OSI Systems, Inc. cv. sr. unsec. unsub. notes 1.25%, 9/1/22	37,000	33,578
Proofpoint, Inc. cv. sr. unsec. unsub. notes 0.75%, 6/15/20	29,000	42,328
RealPage, Inc. 144A cv. sr. unsec. notes 1.50%, 11/15/22	35,000	47,578
Red Hat, Inc. cv. sr. unsec. unsub. bonds 0.25%, 10/1/19	23,000	46,508
salesforce.com, Inc. cv. sr. unsec. unsub. notes 0.25%, 4/1/18	31,000	54,263
ServiceNow, Inc. cv. sr. unsec. unsub. bonds zero %, 11/1/18	15,000	33,485
ServiceNow, Inc. 144A cv. sr. unsec. unsub. notes zero %, 6/1/22	12,000	15,896
Teradyne, Inc. cv. sr. unsec. notes 1.25%, 12/15/23	30,000	45,741
TTM Technologies, Inc. cv. sr. unsec. notes 1.75%, 12/15/20	15,000	24,928
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	24,000	22,443
Western Digital Corp. 144A cv. company guaranty sr. unsec. notes
1.50%, 2/1/24	16,000	17,305
Workday, Inc. 144A cv. sr. unsec. notes 0.25%, 10/1/22	26,000	28,277
		1,159,288
Transportation ( — %)
Air Transport Services Group, Inc. 144A cv. sr. unsec. notes
1.125%, 10/15/24	33,000	33,170
Scorpio Tankers, Inc. 144A cv. sr. unsec. sub. notes 2.375%, 7/1/19	19,000	17,385
		50,555
Total convertible bonds and notes (cost $2,513,056)		$2,716,662

COMMON STOCKS (0.2%)*	Shares	Value
Avaya Holdings Corp. †	20,352	$455,885
Caesars Entertainment Corp. †	3,910	43,988
CHC Group, LLC (acquired 3/23/17, cost $10,107) (Cayman Islands) † ∆∆	697	5,228
Halcon Resources Corp. †	11,307	55,065
Milagro Oil & Gas, Inc. (Units) F	73	5,913
Nine Point Energy	648	8,916
SandRidge Energy, Inc. †	3,589	52,076
Tervita Corp. Class A, (Canada)	191	1,408

Master Intermediate Income Trust 51

COMMON STOCKS (0.2%)* cont.	Shares	Value
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	9,820	$5,106
Tribune Media Co. Class 1C, F	40,066	2,003
Total common stocks (cost $636,662)		$635,588

CONVERTIBLE PREFERRED STOCKS (0.0%)*	Shares	Value
Nine Point Energy 6.75% cv. pfd.	13	$14,345
Total convertible preferred stocks (cost $13,000)		$14,345

	Expiration	Strike
WARRANTS (0.0%)* †	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	3,071	$1,566
Total warrants (cost $ — )				$1,566

	Principal amount/
SHORT-TERM INVESTMENTS (13.4%)*		shares	Value
Argentina (Republic of) Treasury bills with effective yields ranging
from 11.200% to 12.378%, 9/19/18	ARS	27,240,000	1,201,818
Argentina (Republic of) Central bank letters with effective yields
ranging from 4.580% to 6.344%, 8/15/18	ARS	19,088,000	865,544
Putnam Short Term Investment Fund 1.82% L	Shares	12,653,423	$12,653,423
U.S. Treasury Bills 1.425%, 4/26/18		$373,000	372,603
U.S. Treasury Bills 1.523%, 6/21/18 # ∆ §		1,886,000	1,878,912
U.S. Treasury Bills 1.403%, 4/5/18 ∆		858,000	857,884
U.S. Treasury Bills 1.408%, 4/12/18 §		418,000	417,810
U.S. Treasury Bills 1.427%, 4/19/18 ∆ §		2,537,000	2,535,043
U.S. Treasury Bills 1.486%, 5/3/18 ∆ §		3,070,000	3,065,702
U.S. Treasury Bills 1.453%, 5/10/18 # ∆ §		2,008,000	2,004,550
U.S. Treasury Bills 1.500%, 6/7/18 # ∆ §		1,713,000	1,707,781
U.S. Treasury Bills 1.509%, 6/14/18 # ∆ §		7,054,000	7,030,287
U.S. Treasury Bills 1.735%, 7/12/18 ∆ §		1,485,000	1,477,748
Total short-term investments (cost $36,289,145)			$36,069,105

TOTAL INVESTMENTS
Total investments (cost $368,751,309)			$372,414,656

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
SEK	Swedish Krona
ZAR	South African Rand

52 Master Intermediate Income Trust

Key to holding’s abbreviations

DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through March 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $270,100,905.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $77,654, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $167,425 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $8,936,364 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $7,396,961 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

Master Intermediate Income Trust 53

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $65,427,639 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	84.0%	Mexico	1.1%
Argentina	2.9	Indonesia	0.8
Greece	2.5	Luxembourg	0.5
Brazil	2.4	Other	2.9
Russia	1.7	Total	100.0%
Canada	1.2

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $199,636,862) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	4/18/18	$3,542,349	$3,655,357	$(113,008)
	British Pound	Buy	6/20/18	936,406	929,654	6,752
	Canadian Dollar	Buy	4/18/18	18,634	18,670	(36)
	Canadian Dollar	Sell	4/18/18	18,634	18,644	10
	Euro	Buy	6/20/18	2,041,906	2,066,995	(25,089)
	Mexican Peso	Buy	4/11/18	1,511,205	1,455,911	55,294
	Mexican Peso	Sell	4/11/18	1,511,207	1,452,816	(58,391)
	New Zealand Dollar	Sell	4/18/18	31,003	17,779	(13,224)
	Norwegian Krone	Buy	6/20/18	1,019,160	1,047,391	(28,231)
	Russian Ruble	Buy	6/20/18	1,314,448	1,339,820	(25,372)
	Russian Ruble	Sell	6/20/18	1,314,448	1,317,670	3,222
	Swedish Krona	Sell	6/20/18	2,715,260	2,750,329	35,069
Barclays Bank PLC
	Australian Dollar	Buy	4/18/18	4,103,939	4,189,975	(86,036)
	British Pound	Sell	6/20/18	433,508	337,096	(96,412)
	Canadian Dollar	Sell	4/18/18	2,735,370	2,689,043	(46,327)
	Euro	Buy	6/20/18	2,136,570	2,104,931	31,639
	Japanese Yen	Sell	5/16/18	26,731	26,070	(661)
	Swedish Krona	Sell	6/20/18	1,052,568	1,047,833	(4,735)

54 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $199,636,862) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A.
	Australian Dollar	Buy	4/18/18	$2,094,980	$2,196,273	$(101,293)
	Brazilian Real	Buy	4/3/18	3,110,785	3,106,646	4,139
	Brazilian Real	Sell	4/3/18	3,110,785	3,074,324	(36,461)
	Brazilian Real	Buy	7/3/18	1,312,429	1,333,261	(20,832)
	Brazilian Real	Sell	7/3/18	1,312,429	1,332,083	19,654
	British Pound	Buy	6/20/18	1,368,222	1,369,751	(1,529)
	Canadian Dollar	Buy	4/18/18	1,447,502	1,449,135	(1,633)
	Canadian Dollar	Sell	4/18/18	1,447,502	1,493,171	45,669
	Euro	Buy	6/20/18	1,952,563	1,924,824	27,739
	Japanese Yen	Sell	5/16/18	1,367,182	1,372,435	5,253
	New Zealand Dollar	Buy	4/18/18	34,111	16,563	17,548
	Swedish Krona	Sell	6/20/18	2,681,956	2,716,787	34,831
Credit Suisse International
	Australian Dollar	Buy	4/18/18	1,326,326	1,360,357	(34,031)
	British Pound	Sell	6/20/18	1,334,445	1,261,457	(72,988)
	Euro	Buy	6/20/18	1,365,395	1,357,078	8,317
	Japanese Yen	Sell	5/16/18	1,357,331	1,313,631	(43,700)
	New Zealand Dollar	Buy	4/18/18	1,344,562	1,347,109	(2,547)
	New Zealand Dollar	Sell	4/18/18	1,344,562	1,353,054	8,492
	Swedish Krona	Sell	6/20/18	3,528,412	3,573,963	45,551
Goldman Sachs International
	Australian Dollar	Buy	4/18/18	3,741,194	3,880,392	(139,198)
	Brazilian Real	Buy	4/3/18	3,335,110	3,326,449	8,661
	Brazilian Real	Sell	4/3/18	3,335,110	3,290,438	(44,672)
	Brazilian Real	Sell	7/3/18	1,027,796	1,015,343	(12,453)
	British Pound	Sell	6/20/18	2,651,154	2,597,277	(53,877)
	Canadian Dollar	Buy	4/18/18	4,065,552	4,065,042	510
	Canadian Dollar	Sell	4/18/18	4,065,552	4,079,755	14,203
	Chinese Yuan	Buy	5/16/18	1,337,693	1,341,338	(3,645)
	Euro	Buy	6/20/18	5,702,389	5,675,015	27,374
	Japanese Yen	Buy	5/16/18	2,496,863	2,548,420	(51,557)
	Mexican Peso	Buy	4/11/18	6,594,092	6,174,754	419,338
	Mexican Peso	Sell	4/11/18	6,594,092	6,259,454	(334,638)
	Mexican Peso	Buy	4/18/18	2,063	2,044	19
	Mexican Peso	Sell	4/18/18	2,063	1,914	(149)
	New Zealand Dollar	Sell	4/18/18	2,740,146	2,652,810	(87,336)
	Norwegian Krone	Buy	6/20/18	2,104,562	2,130,044	(25,482)
	South African Rand	Buy	4/18/18	199,769	187,245	12,524
	Swedish Krona	Sell	6/20/18	2,541,982	2,564,866	22,884
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/18/18	1,341,841	1,339,799	2,042
	British Pound	Sell	6/20/18	1,372,587	1,345,157	(27,430)
	Canadian Dollar	Buy	4/18/18	1,325,136	1,384,031	(58,895)
	Canadian Dollar	Sell	4/18/18	1,325,136	1,344,308	19,172

Master Intermediate Income Trust 55

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $199,636,862) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association cont.
	Euro	Buy	6/20/18	$4,526,198	$4,499,460	$26,738
	Mexican Peso	Buy	4/18/18	321,435	293,920	27,515
	New Zealand Dollar	Buy	4/18/18	1,343,551	1,350,895	(7,344)
	New Zealand Dollar	Sell	4/18/18	1,343,551	1,351,163	7,612
	Swedish Krona	Sell	6/20/18	1,356,835	1,374,364	17,529
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/18/18	3,191,125	3,291,665	(100,540)
	Canadian Dollar	Buy	4/18/18	2,986,002	3,049,511	(63,509)
	Canadian Dollar	Sell	4/18/18	2,986,002	2,952,178	(33,824)
	Euro	Buy	6/20/18	177,202	176,204	998
	Japanese Yen	Sell	5/16/18	1,307,316	1,275,823	(31,493)
	Mexican Peso	Buy	4/11/18	802,874	770,702	32,172
	Mexican Peso	Sell	4/11/18	802,874	766,958	(35,916)
	New Zealand Dollar	Sell	4/18/18	1,810,046	1,789,407	(20,639)
	Norwegian Krone	Buy	6/20/18	1,336,749	1,356,542	(19,793)
	Russian Ruble	Buy	6/20/18	1,314,448	1,341,039	(26,591)
	Russian Ruble	Sell	6/20/18	1,314,448	1,314,080	(368)
	Swedish Krona	Sell	6/20/18	1,685,817	1,670,831	(14,986)
	Swiss Franc	Buy	6/20/18	255,733	260,125	(4,392)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/18/18	5,233,417	5,381,439	(148,022)
	Canadian Dollar	Buy	4/18/18	2,858,900	2,909,812	(50,912)
	Canadian Dollar	Sell	4/18/18	2,858,900	2,902,869	43,969
	Euro	Buy	6/20/18	2,762,470	2,743,240	19,230
	Japanese Yen	Sell	5/16/18	1,363,683	1,332,457	(31,226)
	New Zealand Dollar	Sell	4/18/18	1,452,026	1,443,688	(8,338)
	Swedish Krona	Sell	6/20/18	1,840,848	1,863,384	22,536
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/18/18	3,145,734	3,216,163	(70,429)
	British Pound	Sell	6/20/18	2,597,811	2,544,507	(53,304)
	Canadian Dollar	Sell	4/18/18	1,403,012	1,381,743	(21,269)
	Euro	Buy	6/20/18	1,074,844	1,042,813	32,031
	Japanese Yen	Buy	5/16/18	1,289,493	1,333,273	(43,780)
	New Zealand Dollar	Sell	4/18/18	121,629	119,245	(2,384)
	Norwegian Krone	Buy	6/20/18	1,353,731	1,353,684	47
	Swedish Krona	Sell	6/20/18	3,754,544	3,811,456	56,912
UBS AG
	Australian Dollar	Buy	4/18/18	1,985,918	2,007,692	(21,774)
	British Pound	Sell	6/20/18	3,041,734	2,979,941	(61,793)
	Euro	Buy	6/20/18	4,627,792	4,600,328	27,464
	Japanese Yen	Buy	5/16/18	20,651	83,292	(62,641)
	New Zealand Dollar	Sell	4/18/18	3,498,969	3,430,130	(68,839)
	Norwegian Krone	Buy	6/20/18	1,336,749	1,356,571	(19,822)
	Swedish Krona	Buy	6/20/18	676,382	706,312	(29,930)

56 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $199,636,862) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp.
	Australian Dollar	Buy	4/18/18	$2,671,854	$2,710,293	$(38,439)
	Canadian Dollar	Buy	4/18/18	91,619	93,736	(2,117)
	Canadian Dollar	Sell	4/18/18	91,619	94,144	2,525
	Euro	Buy	6/20/18	2,701,587	2,686,002	15,585
Unrealized appreciation						1,208,769
Unrealized (depreciation)						(2,746,282)
Total						$(1,537,513)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Bund 10 yr (Short)	27	$5,296,607	$5,296,606	Jun-18	$(98,753)
Euro-OAT 10 yr (Short)	7	1,331,507	1,331,507	Jun-18	(27,239)
U.S. Treasury Note 2 yr (Short)	135	28,702,266	28,702,266	Jun-18	10,278
U.S. Treasury Note Ultra 10 yr (Long)	28	3,636,063	3,636,063	Jun-18	43,257
Unrealized appreciation					53,535
Unrealized (depreciation)					(125,992)
Total					$(72,457)

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/18 (premiums $5,138,827) (Unaudited)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(2.2625)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625		$27,734,600	$9,152
(1.9325)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325		61,632,500	28,351
2.2625/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625		27,734,600	142,833
(2.883)/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.883		15,743,400	170,973
1.9325/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325		61,632,500	537,435
Barclays Bank PLC
(2.538)/3 month USD-LIBOR-BBA/Apr-20	Apr-18/2.538		38,926,700	5,839
(2.5625)/3 month USD-LIBOR-BBA/Apr-20	Apr-18/2.5625		38,926,700	14,403
2.813/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.813		27,421,000	99,264
Citibank, N.A.
1.291/6 month EUR-EURIBOR-Reuters/Jul-23	Jul-18/1.291	EUR	6,718,000	248
(2.6325)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.6325		$24,653,000	22,434
2.805/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.805		8,986,500	49,516
(2.805)/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.805		8,986,500	64,883
2.663/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.663		27,421,000	135,460
2.208/3 month USD-LIBOR-BBA/May-24	May-19/2.208		12,326,500	383,847

Master Intermediate Income Trust 57

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/18 (premiums $5,138,827) (Unaudited) cont.
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Goldman Sachs International
2.9175/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.9175		$20,098,900	$5,829
3.01375/3 month USD-LIBOR-BBA/Jun-19	Jun-18/3.01375		38,926,700	11,289
2.90375/3 month USD-LIBOR-BBA/Jun-19	Jun-18/2.90375		38,926,700	21,799
(2.3025)/3 month USD-LIBOR-BBA/Oct-19	Oct-18/2.3025		49,306,000	28,597
(2.89)/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.89		8,986,500	91,662
2.036/6 month EUR-EURIBOR-Reuters/Jan-38	Jan-28/2.036	EUR	2,112,700	172,950
(2.036)/6 month EUR-EURIBOR-Reuters/Jan-38	Jan-28/2.036	EUR	2,112,700	178,201
(2.9175)/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.9175		$20,098,900	246,413
(2.01)/6 month EUR-EURIBOR-Reuters/Dec-37	Dec-27/2.01	EUR	4,225,300	348,958
2.01/6 month EUR-EURIBOR-Reuters/Dec-37	Dec-27/2.01	EUR	4,225,300	350,882
(1.6975)/3 month GBP-LIBOR-BBA/Oct-38	Oct-18/1.6975	GBP	8,451,000	478,776
JPMorgan Chase Bank N.A.
(2.25)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25		$27,734,600	8,598
(1.919)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919		61,632,500	27,735
(1.106)/3 month GBP-LIBOR-BBA/Nov-27	Nov-22/1.106	GBP	4,647,800	109,029
2.25/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25		$27,734,600	145,607
2.77/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.77		49,306,000	190,814
(2.865)/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.865		18,892,100	190,999
(2.917)/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.917		17,973,000	234,008
1.919/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919		61,632,500	544,215
(1.733)/6 month EUR-EURIBOR-Reuters/Sep-39	Sep-19/1.733	EUR	8,451,000	560,897
Morgan Stanley & Co. International PLC
(2.01)/3 month USD-LIBOR-BBA/Apr-19	Apr-18/2.01		$36,979,500	37
(2.71375)/3 month USD-LIBOR-BBA/May-19	May-18/2.71375		24,653,000	13,313
2.646/3 month USD-LIBOR-BBA/May-20	May-18/2.646		25,951,200	30,622
2.41625/3 month USD-LIBOR-BBA/Apr-20	Apr-18/2.41625		24,653,000	87,518
2.315/3 month USD-LIBOR-BBA/Apr-20	Apr-18/2.315		24,653,000	131,154
2.5625/3 month USD-LIBOR-BBA/Apr-23	Apr-18/2.5625		21,126,500	158,026
(2.903)/3 month USD-LIBOR-BBA/Apr-28	Apr-18/2.903		14,977,500	164,153
Wells Fargo Bank, N.A.
3.1075/3 month USD-LIBOR-BBA/Apr-28	Apr-18/3.1075		19,463,400	1,168
Total				$6,197,887

WRITTEN OPTIONS OUTSTANDING at 3/31/18 (premiums $927,813) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Apr-18/$92.99	$15,000,000	$15,000,000	$2,205
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Apr-18/96.84	14,000,000	14,000,000	105,392

58 Master Intermediate Income Trust

WRITTEN OPTIONS OUTSTANDING at 3/31/18 (premiums $927,813) (Unaudited) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Apr-18/96.93	$14,000,000	$14,000,000	$93,828
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Apr-18/96.93	14,000,000	14,000,000	93,828
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Apr-18/97.32	14,000,000	14,000,000	51,268
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Apr-18/97.41	14,000,000	14,000,000	42,868
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Apr-18/97.42	14,000,000	14,000,000	42,210
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	May-18/96.81	19,000,000	19,000,000	58,444
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	May-18/96.39	14,000,000	14,000,000	27,972
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	May-18/96.27	14,000,000	14,000,000	24,514
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	May-18/96.14	14,000,000	14,000,000	21,462
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	May-18/95.53	14,000,000	14,000,000	10,920
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	May-18/95.41	14,000,000	14,000,000	9,436
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	May-18/95.28	14,000,000	14,000,000	8,120
Total				$592,467

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.203)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	$6,163,300	$(123,266)	$73,960
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	6,163,300	(240,985)	6,102
(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	3,698,000	(130,355)	(31,655)

Master Intermediate Income Trust 59

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A. cont.
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	$3,698,000	$(396,795)	$(39,901)
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	6,163,300	(240,985)	(57,319)
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	3,698,000	(396,795)	(80,949)
2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	3,698,000	(130,355)	(87,717)
2.203/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	6,163,300	(123,266)	(92,696)
(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	3,698,000	334,114	202,281
(2.413)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	6,163,300	236,979	160,369
2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	3,698,000	334,114	106,318
2.413/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	6,163,300	236,979	(68,906)
Barclays Bank PLC
(2.205)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	6,163,300	(123,266)	73,528
(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	3,698,000	(51,587)	(2,589)
2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	3,698,000	(51,587)	(38,940)
2.205/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	6,163,300	(123,266)	(92,573)
Citibank, N.A.
(2.34)/3 month USD-LIBOR-BBA/
Nov-24 (Purchased)	Nov-19/2.34	934,000	(17,326)	10,395
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	6,163,300	(240,985)	5,116
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	934,000	(120,253)	4,502
2.635/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-18/2.635	20,099,000	(44,972)	(5,226)
2.34/3 month USD-LIBOR-BBA/
Nov-24 (Purchased)	Nov-19/2.34	934,000	(17,326)	(9,172)
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	934,000	(120,253)	(19,922)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	6,163,300	(240,985)	(56,517)
(2.42)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	6,163,300	237,287	159,629
(2.615)/3 month USD-LIBOR-BBA/
Nov-49 (Written)	Nov-19/2.615	934,000	74,720	28,580

60 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Citibank, N.A. cont.
2.935/3 month USD-LIBOR-BBA/
Apr-28 (Written)	Apr-18/2.935	$20,099,000	$38,188	$(2,613)
2.7825/3 month USD-LIBOR-BBA/
Apr-28 (Written)	Apr-18/2.7825	26,798,600	72,356	(3,216)
2.615/3 month USD-LIBOR-BBA/
Nov-49 (Written)	Nov-19/2.615	934,000	74,720	(14,795)
2.42/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	6,163,300	236,054	(67,118)
Goldman Sachs International
(2.47)/3 month USD-LIBOR-BBA/
Nov-29 (Purchased)	Nov-19/2.47	1,556,600	(55,259)	24,003
(2.7725)/3 month USD-LIBOR-BBA/
Nov-29 (Purchased)	Nov-19/2.7725	1,556,600	(39,693)	15,177
(2.725)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.725	1,556,600	(124,761)	2,677
(3.005)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/3.005	1,556,600	(107,872)	498
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	739,600	(93,375)	(6,790)
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	739,600	(93,375)	(11,797)
3.005/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/3.005	1,556,600	(141,651)	(16,360)
2.725/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.725	1,556,600	(124,761)	(17,683)
2.47/3 month USD-LIBOR-BBA/
Nov-29 (Purchased)	Nov-19/2.47	1,556,600	(55,259)	(27,241)
2.7725/3 month USD-LIBOR-BBA/
Nov-29 (Purchased)	Nov-19/2.7725	1,556,600	(74,717)	(29,824)
(2.875)/3 month USD-LIBOR-BBA/
Nov-39 (Written)	Nov-19/2.875	1,556,600	127,797	44,067
(2.584)/3 month USD-LIBOR-BBA/
Nov-39 (Written)	Nov-19/2.584	1,556,600	93,163	40,534
2.875/3 month USD-LIBOR-BBA/
Nov-39 (Written)	Nov-19/2.875	1,556,600	65,689	(18,337)
2.584/3 month USD-LIBOR-BBA/
Nov-39 (Written)	Nov-19/2.584	1,556,600	93,163	(30,556)
JPMorgan Chase Bank N.A.
(2.553)/3 month USD-LIBOR-BBA/
Nov-24 (Purchased)	Nov-19/2.553	934,000	(12,422)	9,153
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	934,000	(100,218)	5,062
(2.2525)/3 month USD-LIBOR-BBA/
Nov-29 (Purchased)	Nov-19/2.2525	1,556,600	(96,509)	4,903
2.2525/3 month USD-LIBOR-BBA/
Nov-29 (Purchased)	Nov-19/2.2525	1,556,600	(18,679)	31

Master Intermediate Income Trust 61

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	$1,556,600	$(89,971)	$(1,354)
2.553/3 month USD-LIBOR-BBA/
Nov-24 (Purchased)	Nov-19/2.553	934,000	(22,883)	(11,535)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	1,556,600	(161,886)	(11,986)
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	934,000	(144,396)	(25,508)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	3,698,000	(516,333)	(109,643)
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	3,698,000	(516,333)	(110,644)
(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	3,698,000	351,125	178,835
2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	3,698,000	351,125	140,265
(2.826)/3 month USD-LIBOR-BBA/
Nov-49 (Written)	Nov-19/2.826	934,000	102,833	38,089
2.36/3 month USD-LIBOR-BBA/
Nov-39 (Written)	Nov-19/2.36	1,556,600	169,669	6,522
(2.36)/3 month USD-LIBOR-BBA/
Nov-39 (Written)	Nov-19/2.36	1,556,600	25,684	(8,655)
2.826/3 month USD-LIBOR-BBA/
Nov-49 (Written)	Nov-19/2.826	934,000	52,397	(13,795)
Morgan Stanley & Co. International PLC
(2.155)/3 month USD-LIBOR-BBA/
Nov-24 (Purchased)	Nov-19/2.155	934,000	(23,350)	10,386
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	934,000	(143,089)	878
2.155/3 month USD-LIBOR-BBA/
Nov-24 (Purchased)	Nov-19/2.155	934,000	(12,235)	(6,239)
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	934,000	(100,498)	(14,458)
(2.43)/3 month USD-LIBOR-BBA/
Nov-49 (Written)	Nov-19/2.43	934,000	51,930	18,493
2.43/3 month USD-LIBOR-BBA/
Nov-49 (Written)	Nov-19/2.43	934,000	102,366	(11,432)
Unrealized appreciation				1,370,353
Unrealized (depreciation)				(1,255,661)
Total				$114,692

62 Master Intermediate Income Trust

TBA SALE COMMITMENTS OUTSTANDING at 3/31/18 (proceeds receivable $44,041,445) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 4/1/48	$3,000,000	4/13/18	$3,141,094
Federal National Mortgage Association, 3.50%, 4/1/48	31,000,000	4/13/18	31,065,391
Federal National Mortgage Association, 3.00%, 4/1/48	6,000,000	4/13/18	5,852,344
Government National Mortgage Association, 4.00%, 4/1/48	4,000,000	4/20/18	4,111,875
Total			$44,170,704

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
			Upfront
			premium	Termina-			Unrealized
Swap counterparty/			received	tion	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
JPMorgan Chase Bank N.A.
MYR	3,705,000	$3,611	$ —	12/12/22	3.925% —	3 month MYR-	$(3,733)
					Quarterly	KLIBOR-BNM —
						Quarterly
Upfront premium received			—		Unrealized appreciation		—
Upfront premium (paid)			—		Unrealized (depreciation)		(3,733)
Total			$ —		Total		$(3,733)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$4,771,000	$20,301 E	$(35)	10/27/27	3 month USD-	2.74875% —	$(20,335)
				LIBOR-BBA —	Semiannually
				Quarterly
20,704,000	71,139	(195)	3/21/23	3 month USD-	2.7725% —	72,828
				LIBOR-BBA —	Semiannually
				Quarterly
4,078,000	43,072 E	(46)	2/27/28	3 month USD-	3.11% —	43,026
				LIBOR-BBA —	Semiannually
				Quarterly
4,547,000	63,494 E	(35,471)	6/20/28	3 month USD-	2.95% —	28,023
				LIBOR-BBA —	Semiannually
				Quarterly
1,318,000	14,457 E	(19)	4/9/28	2.903% —	3 month USD-	(14,476)
				Semiannually	LIBOR-BBA —
					Quarterly
4,849,000	38,802 E	(55)	3/7/28	3 month USD-	3.05125% —	38,747
				LIBOR-BBA —	Semiannually
				Quarterly
77,468,000	271,138 E	26,794	6/20/23	2.80% —	3 month USD-	(244,344)
				Semiannually	LIBOR-BBA —
					Quarterly
4,567,400	51,347 E	(65)	4/17/28	2.9075% —	3 month USD-	(51,411)
				Semiannually	LIBOR-BBA —
					Quarterly
1,437,800	17,320 E	(20)	4/19/28	2.917% —	3 month USD-	(17,340)
				Semiannually	LIBOR-BBA —
					Quarterly

Master Intermediate Income Trust 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$755,700	$9,504 E	$(11)	4/19/28	2.923% —	3 month USD-	$(9,515)
					Semiannually	LIBOR-BBA —
						Quarterly
	23,072,000	220,476 E	202,053	6/20/28	2.90% —	3 month USD-	(18,423)
					Semiannually	LIBOR-BBA —
						Quarterly
	881,600	6,483 E	(12)	4/19/28	3 month USD-	2.864% —	6,471
					LIBOR-BBA —	Semiannually
					Quarterly
	245,816,200	115,534 E	(111,324)	6/20/20	2.605% —	3 month USD-	4,210
					Semiannually	LIBOR-BBA —
						Quarterly
	6,305,200	26,608 E	(13,431)	6/20/48	3 month USD-	2.85% —	13,177
					LIBOR-BBA —	Semiannually
					Quarterly
	78,648,900	80,222 E	55,655	6/20/23	2.75% —	3 month USD-	(24,567)
					Semiannually	LIBOR-BBA —
						Quarterly
	13,399,300	536 E	(178)	4/9/28	2.7825% —	3 month USD-	(714)
					Semiannually	LIBOR-BBA —
						Quarterly
	7,838,600	627 E	(111)	5/2/28	2.785% —	3 month USD-	516
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	5,347,000	6,653	(17)	11/3/22	2.427% —	6 month AUD-	(1,796)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	5,347,000	2,094	(17)	11/15/22	2.4525% —	6 month AUD-	(5,924)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	6,166,000	48,116 E	(54)	3/7/28	3.395% —	6 month AUD-	(48,169)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	37,724,000	55,340 E	(211,896)	6/20/23	2.50% —	6 month AUD-	(156,556)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	81,000	64 E	(913)	6/20/28	2.85% —	6 month AUD-	(977)
					Semiannually	BBR-BBSW —
						Semiannually
BRL	9,366,135	166,956	(26)	1/2/23	Brazil Cetip	0.00% — At	165,679
					DI Interbank	maturity
					Deposit Rate —
					At maturity
BRL	4,676,372	153,615	(12)	1/2/23	Brazil Cetip	0.00% — At	153,057
					DI Interbank	maturity
					Deposit Rate —
					At maturity

64 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
BRL	17,962,784	$171,605	$(22)	1/2/19	0.00% — At	Brazil Cetip	$(169,529)
					maturity	DI Interbank
						Deposit Rate —
						At maturity
BRL	4,758,157	91,576	(19)	1/2/23	0.00% — At	Brazil Cetip	(91,066)
					maturity	DI Interbank
						Deposit Rate —
						At maturity
BRL	7,880,666	72,637	(24)	1/4/21	Brazil Cetip	0.00% — At	72,613
					DI Interbank	maturity
					Deposit Rate —
					At maturity
BRL	20,842,443	56,060	(1)	1/2/19	0.00% — At	Brazil Cetip	(54,035)
					maturity	DI Interbank
						Deposit Rate —
						At maturity
BRL	6,464,275	89,736	(22)	1/4/21	Brazil Cetip	0.00% — At	89,714
					DI Interbank	maturity
					Deposit Rate —
					At maturity
BRL	18,204,760	48,690	(22)	1/2/19	0.00% — At	Brazil Cetip	(47,131)
					maturity	DI Interbank
						Deposit Rate —
						At maturity
CAD	5,244,000	61,665	(17)	11/2/22	3 month CAD-	2.02% —	(53,246)
					BA-CDOR —	Semiannually
					Semiannually
CAD	5,244,000	56,293	(17)	11/14/22	3 month CAD-	2.0525% —	(47,616)
					BA-CDOR —	Semiannually
					Semiannually
CAD	19,777,000	24,408 E	34,928	6/20/23	3 month CAD-	2.45% —	59,335
					BA-CDOR —	Semiannually
					Semiannually
CAD	3,265,000	26,736 E	(10,048)	6/20/28	3 month CAD-	2.65% —	16,688
					BA-CDOR —	Semiannually
					Semiannually
CHF	9,535,000	8,378	(22)	9/29/19	—	0.528% plus 6	17,380
						month CHF-
						LIBOR-BBA —
						Semiannually
CHF	9,535,000	8,657	(22)	10/2/19	—	0.526% plus 6	(15,066)
						month CHF-
						LIBOR-BBA —
						Semiannually
CHF	19,865,000	16,000	(46)	10/6/19	—	0.53% plus 6	(28,633)
						month CHF-
						LIBOR-BBA —
						Semiannually

Master Intermediate Income Trust 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
CHF	19,907,000	$31,651	$(78)	1/25/20	—	0.455% plus 6	$(39,004)
						month CHF-
						LIBOR-BBA —
						Semiannually
CHF	8,033,000	28,317 E	(11,370)	6/20/23	6 month CHF-	0.05% —	16,948
					LIBOR-BBA —	Annually
					Semiannually
CHF	11,316,000	60,013 E	163,095	6/20/28	6 month CHF-	0.40% —	103,082
					LIBOR-BBA —	Annually
					Semiannually
EUR	3,849,000	4,973 E	(15)	2/18/20	—	0.124% plus 1	(4,988)
						Day Euribor rate
						— Annually
EUR	3,849,000	5,967 E	(15)	2/18/20	—	0.104% plus 1	(5,983)
						Day Euribor rate
						— Annually
EUR	12,463,000	1,073	(110)	5/4/22	0.21% —	6 month EUR-	(43,966)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	3,590,000	20,585 E	(31)	10/27/27	1.61375% —	6 month EUR-	(20,615)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	6,424,000	17,390	(63)	1/24/23	6 month	0.378% —	26,994
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,650,000	6,659	(27)	1/24/28	0.976% —	6 month EUR-	(11,436)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	7,976,000	8,244	(37)	1/24/20	—	0.14% plus 6	(10,792)
						month EUR-
						EURIBOR-
						REUTERS —
						Semiannually
EUR	8,024,000	10,762	(38)	1/30/20	—	0.1249%	(13,369)
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	6,456,000	41,308	(65)	1/30/23	6 month	0.4419% —	50,961
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,654,000	10,888	(27)	1/30/28	0.9987% —	6 month EUR-	(15,331)
					Annually	EURIBOR-
						REUTERS —
						Semiannually

66 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	16,478,700	$148,219	$(191)	3/21/23	0.503% —	6 month EUR-	$(152,943)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	3,262,000	46,760 E	(45)	2/27/28	1.815% —	6 month EUR-	(46,805)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	36,743,000	282,113 E	(141,529)	6/20/23	6 month	0.55% —	140,583
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	40,549,000	692,522 E	(163,775)	6/20/28	6 month	1.15% —	528,748
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
GBP	1,747,000	56,742 E	(32)	1/19/32	1.912% —	6 month GBP-	(56,774)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	7,946,000	37,458	(24)	9/15/19	6 month GBP-	0.766% —	(37,201)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	1,589,000	39,326 E	(19)	9/22/32	1.863% —	6 month GBP-	(39,346)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	7,946,000	38,796	9,866	12/20/19	6 month GBP-	0.85% —	(20,385)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	6,394,000	110,251 E	(33,338)	6/20/28	6 month GBP-	1.65% —	76,913
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	16,893,000	72,999 E	(40,033)	6/20/23	6 month GBP-	1.45% —	32,965
					LIBOR-BBA —	Semiannually
					Semiannually
INR	62,700,000	4,172	—	12/22/22	6.715% —	INR-FBIL-MIBOR-	(6,718)
					Semiannually	OIS-Compound
						— Semiannually
JPY	511,900,000	123,591	(30)	2/19/20	6 month JPY-	1.3975% —	131,143
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	351,000,000	3,398	(13)	12/19/22	6 month JPY-	0.09% —	(2,764)
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	176,000,000	—	(12)	12/19/27	0.29% —	6 month JPY-	(1,248)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	351,000,000	3,266	(26)	1/15/23	6 month JPY-	0.135% —	3,979
					LIBOR-BBA —	Semiannually
					Semiannually

Master Intermediate Income Trust 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
JPY	176,000,000	$11,562	$(21)	1/15/28	0.365% —	6 month JPY-	$(12,736)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	351,000,000	5,410	(26)	2/16/23	6 month JPY-	0.148% —	5,985
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	176,000,000	11,463	(22)	2/16/28	0.366% —	6 month JPY-	(12,221)
					Semiannually	LIBOR-BBA —
						Semiannually
MXN	37,435,000	171,855	—	1/1/26	1 month MXN-	6.16% — 28 Days	(174,099)
					TIIE-BANXICO
					— 28 Days
MXN	40,660,000	103,305	—	10/6/21	1 month MXN-	5.93% — 28 Days	(103,778)
					TIIE-BANXICO
					— 28 Days
MXN	9,710,000	18,581	(6)	12/24/26	8.12% — 28 Days	1 month MXN-	(18,718)
						TIIE-BANXICO
						— 28 Days
MXN	11,645,000	25,666	(7)	1/7/27	8.20% — 28 Days	1 month MXN-	(25,784)
						TIIE-BANXICO
						— 28 Days
NOK	81,410,000	22,848 E	(24,377)	6/20/23	2.00% —	6 month NOK-	(47,225)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	65,281,000	105,515 E	(10,265)	6/20/28	6 month NOK-	2.40% —	95,249
					NIBOR-NIBR —	Annually
					Semiannually
NZD	4,126,000	17,802 E	15,565	6/20/23	2.80% —	3 month NZD-	(2,236)
					Semiannually	BBR-FRA —
						Quarterly
NZD	13,807,000	174,221 E	(32,756)	6/20/28	3 month NZD-	3.30% —	141,464
					BBR-FRA —	Semiannually
					Quarterly
SEK	80,438,000	482	(21)	11/10/19	—	0.245% plus	3,080
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	16,480,000	6,217	(14)	11/10/27	3 month SEK-	1.125% —	3,789
					STIBOR-SIDE —	Annually
					Quarterly
SEK	80,438,000	385	(21)	11/10/19	—	0.246% plus	3,215
						3 month SEK-
						STIBOR-SIDE —
						Quarterly

68 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
SEK	16,480,000	$5,309	$(14)	11/10/27	3 month SEK-	1.13% —	$4,736
					STIBOR-SIDE —	Annually
					Quarterly
SEK	80,438,000	4,046	(22)	11/13/19	—	0.2225% plus	(1,456)
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	16,480,000	39	(14)	11/13/27	3 month SEK-	1.16% —	10,042
					STIBOR-SIDE —	Annually
					Quarterly
SEK	16,480,000	513	(14)	11/13/27	3 month SEK-	1.1575% —	9,550
					STIBOR-SIDE —	Annually
					Quarterly
SEK	80,438,000	2,890	(22)	11/13/19	—	0.23% plus 3	(18)
						month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	16,495,000	28,408	(27)	1/24/28	3 month SEK-	1.3325% —	35,416
					STIBOR-SIDE —	Annually
					Quarterly
SEK	63,575,000	56,648	(64)	1/24/23	0.6075% —	3 month SEK-	(73,256)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	78,585,000	19,294	(37)	1/24/20	0.0925% plus	—	25,313
					3 month SEK-
					STIBOR-SIDE —
					Quarterly
SEK	77,402,000	20,023	(37)	1/30/20	0.085% plus	—	25,591
					3 month SEK-
					STIBOR-SIDE —
					Quarterly
SEK	62,672,000	77,310	(64)	1/30/23	0.66875% —	3 month SEK-	(92,986)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	16,322,000	36,300	(27)	1/30/28	3 month SEK-	1.3775% —	42,748
					STIBOR-SIDE —	Annually
					Quarterly
SEK	23,558,000	32,559	(24)	2/5/23	0.6975% —	3 month SEK-	(38,041)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	60,201,000	97,982 E	14,330	6/20/28	3 month SEK-	1.40% —	112,313
					STIBOR-SIDE —	Annually
					Quarterly
SEK	80,164,000	61,541 E	13,228	6/20/23	0.70% —	3 month SEK-	(48,312)
					Annually	STIBOR-SIDE —
						Quarterly
ZAR	41,435,000	51,169	(7)	10/31/20	3 month ZAR-	7.48% —	53,160
					JIBAR-SAFEX —	Quarterly
					Quarterly

Master Intermediate Income Trust 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
ZAR	15,940,000	$70,984	$(8)	10/31/27	8.365% —	3 month ZAR-	$(73,720)
					Quarterly	JIBAR-SAFEX —
						Quarterly
ZAR	34,635,000	12,990	(18)	1/25/21	3 month ZAR-	7.06% —	12,585
					JIBAR-SAFEX —	Quarterly
					Quarterly
ZAR	13,265,000	23,989	(15)	1/25/28	7.92% —	3 month ZAR-	(25,599)
					Quarterly	JIBAR-SAFEX —
						Quarterly
Total			$(307,569)				$77,294

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$60,947	$59,636	$ —	1/12/42	4.00% (1 month	Synthetic TRS	$(833)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
95,765	96,027	—	1/12/40	4.00% (1 month	Synthetic MBX	366
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
56,033	55,932	—	1/12/39	6.00% (1 month	Synthetic TRS	527
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
63,796	63,970	—	1/12/40	4.00% (1 month	Synthetic MBX	244
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,003	6,999	—	1/12/38	6.50% (1 month	Synthetic TRS	75
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
117,915	118,086	—	1/12/41	5.00% (1 month	Synthetic MBX Index	348
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
568,338	569,891	—	1/12/40	4.00% (1 month	Synthetic MBX	2,170
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
445,510	445,774	—	1/12/40	4.50% (1 month	Synthetic MBX	837
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

70 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$269,881	$272,522	$ —	1/12/39	(6.00%) 1 month	Synthetic MBX	$(3,145)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
77,285	76,200	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(327)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
46,551	45,897	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(197)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
59,009	58,180	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(249)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
104,934	104,876	—	1/12/38	6.50% (1 month	Synthetic TRS	1,118
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,052	15,044	—	1/12/38	6.50% (1 month	Synthetic TRS	160
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
228,595	225,311	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,093
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
188,517	183,888	—	1/12/41	(4.00%) 1 month	Synthetic TRS	3,074
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
377,872	368,593	—	1/12/41	(4.00%) 1 month	Synthetic TRS	6,162
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
32,505	31,881	—	1/12/43	(3.50%) 1 month	Synthetic TRS	382
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
885,059	885,572	—	1/12/40	5.00% (1 month	Synthetic MBX	1,822
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$7,295,790	$7,301,064	$ —	1/12/41	5.00% (1 month	Synthetic MBX	$16,037
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,625,640	4,662,127	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(45,829)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
453,303	453,631	—	1/12/41	5.00% (1 month	Synthetic MBX	996
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
971,503	972,205	—	1/12/41	5.00% (1 month	Synthetic MBX	2,135
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
90,738	90,804	—	1/12/41	5.00% (1 month	Synthetic MBX	199
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
388,601	388,882	—	1/12/41	5.00% (1 month	Synthetic MBX	854
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
312,995	315,464	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,101)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
130,045	128,220	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(550)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
142,563	140,515	—	1/12/41	(5.00%) 1 month	Synthetic TRS	682
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
158,034	155,763	—	1/12/41	(5.00%) 1 month	Synthetic TRS	756
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
135,318	133,418	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(572)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

72 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$51,168	$49,911	$ —	1/12/41	4.00% (1 month	Synthetic TRS	$(834)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
44,017	43,121	—	1/12/44	3.50% (1 month	Synthetic TRS	(573)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
114,763	112,562	—	1/12/43	3.50% (1 month	Synthetic TRS	(1,348)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
38,387	37,651	—	1/12/43	3.50% (1 month	Synthetic TRS	(451)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
70,194	68,848	—	1/12/43	3.50% (1 month	Synthetic TRS	(825)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
501,348	491,116	—	1/12/45	4.00% (1 month	Synthetic TRS	(6,257)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
129,585	126,941	—	1/12/45	4.00% (1 month	Synthetic TRS	(1,617)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
126,817	123,455	—	1/12/45	3.50% (1 month	Synthetic TRS	(2,439)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
247,269	241,197	—	1/12/41	(4.00%) 1 month	Synthetic TRS	4,032
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Deutsche Bank AG
312,995	315,464	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,101)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
77,345	77,206	—	1/12/39	6.00% (1 month	Synthetic TRS	727
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
34,623	34,604	—	1/12/38	6.50% (1 month	Synthetic TRS	369
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$151,293	$148,038	$ —	1/12/42	4.00% (1 month	Synthetic TRS	$(2,068)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
151,293	148,038	—	1/12/42	4.00% (1 month	Synthetic TRS	(2,068)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
215,067	216,763	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,131)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
80,792	81,429	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(800)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
135,824	131,468	—	1/12/41	4.50% (1 month	Synthetic TRS	(3,163)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,173	4,166	—	1/12/39	6.00% (1 month	Synthetic TRS	39
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
35,577	35,513	—	1/12/39	6.00% (1 month	Synthetic TRS	334
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
85,278	83,140	—	1/12/40	4.00% (1 month	Synthetic TRS	(1,395)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
37,398	37,331	—	1/12/39	6.00% (1 month	Synthetic TRS	351
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
74,796	74,662	—	1/12/39	6.00% (1 month	Synthetic TRS	703
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,600	2,598	—	1/12/38	6.50% (1 month	Synthetic TRS	28
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
151,803	153,000	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,504)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

74 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$294,607	$296,931	$ —	1/12/38	(6.50%) 1 month	Synthetic MBX	$(2,919)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
182,124	183,561	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,804)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,007	14,117	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(139)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
37,325	37,619	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(370)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
352,974	345,380	—	1/12/42	4.00% (1 month	Synthetic TRS	(4,826)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
307,475	300,860	—	1/12/42	4.00% (1 month	Synthetic TRS	(4,204)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
227,156	223,893	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,087
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
314,391	307,993	—	1/12/44	3.50% (1 month	Synthetic TRS	(4,094)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
248,426	243,370	—	1/12/44	3.50% (1 month	Synthetic TRS	(3,235)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
114,927	112,588	—	1/12/44	3.50% (1 month	Synthetic TRS	(1,496)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
128,598	125,974	—	1/12/45	4.00% (1 month	Synthetic TRS	(1,605)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
143,080	140,336	—	1/12/43	(3.50%) 1 month	Synthetic TRS	1,681
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$680,267	$666,384	$ —	1/12/45	4.00% (1 month	Synthetic TRS	$(8,490)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
205,425	204,278	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(315)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
562,056	548,253	—	1/12/41	(4.00%) 1 month	Synthetic TRS	9,165
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
442,878	432,002	—	1/12/41	4.00% (1 month	Synthetic TRS	(7,222)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
253,277	247,058	—	1/12/41	4.00% (1 month	Synthetic TRS	(4,130)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
387,968	378,440	—	1/12/41	4.00% (1 month	Synthetic TRS	(6,326)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
240,424	234,520	—	1/12/41	4.00% (1 month	Synthetic TRS	(3,921)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
227,156	223,893	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,087
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Securities LLC
326,757	318,992	—	1/12/44	4.00% (1 month	Synthetic TRS	(5,245)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
47,760	46,844	—	1/12/43	(3.50%) 1 month	Synthetic TRS	561
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,023,982	1,001,954	—	1/12/42	(4.00%) 1 month	Synthetic TRS	13,999
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

76 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$291,997	$287,897	$ —	1/12/41	(5.00%) 1 month	Synthetic MBX Index	$1,235
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
721,761	707,072	—	1/12/44	(3.50%) 1 month	Synthetic TRS	9,398
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		84,833
Upfront premium (paid)		—		Unrealized (depreciation)		(145,718)
Total		$ —		Total		$(60,885)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	7,997,000	$99,186	$ —	7/15/27	(1.40%) — At	Eurostat Eurozone	$99,186
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,997,000	76,554	—	7/15/37	1.71% — At	Eurostat Eurozone	(76,554)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	2,999,000	37,934	(39)	8/15/27	(1.42%) — At	Eurostat Eurozone	37,895
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	2,999,000	38,562	(72)	8/15/37	1.71% — At	Eurostat Eurozone	(38,634)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	4,998,000	58,362	(64)	8/15/27	(1.4275%) — At	Eurostat Eurozone	58,297
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	4,998,000	59,284	(121)	8/15/37	1.7138% — At	Eurostat Eurozone	(59,405)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,999,000	39,266	(51)	9/15/27	(1.4475%) — At	Eurostat Eurozone	39,215
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,999,000	29,622	(97)	9/15/37	1.735% — At	Eurostat Eurozone	(29,719)
					maturity	HICP excluding
						tobacco — At
						maturity

Master Intermediate Income Trust 77

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
GBP	2,402,000	$6,437	$(34)	2/15/23	(3.19%) — At	GBP Non-revised UK	$(6,470)
					maturity	Retail Price Index —
						At maturity
GBP	2,402,000	22,141	(56)	2/15/28	3.34% — At	GBP Non-revised UK	22,084
					maturity	Retail Price Index —
						At maturity
GBP	3,123,000	20,725	(52)	3/15/23	(3.325%) — At	GBP Non-revised UK	(20,777)
					maturity	Retail Price Index —
						At maturity
GBP	3,123,000	39,478	(72)	3/15/28	3.4025% — At	GBP Non-revised UK	39,406
					maturity	Retail Price Index —
						At maturity
GBP	1,121,000	4,876	(16)	3/15/23	(3.295%) — At	GBP Non-revised UK	(4,891)
					maturity	Retail Price Index —
						At maturity
GBP	1,121,000	11,340	(26)	3/15/28	3.3875% — At	GBP Non-revised UK	11,313
					maturity	Retail Price Index —
						At maturity
GBP	2,242,000	1,258	(32)	3/15/23	(3.245%) — At	GBP Non-revised UK	(1,290)
					maturity	Retail Price Index —
						At maturity
GBP	2,242,000	2,108	(32)	3/15/23	(3.25%) — At	GBP Non-revised UK	(2,139)
					maturity	Retail Price Index —
						At maturity
GBP	4,484,000	9,499	(106)	3/15/28	3.34% — At	GBP Non-revised UK	9,394
					maturity	Retail Price Index —
						At maturity
	$3,232,000	51,628	—	7/3/22	(1.9225%) — At	USA Non Revised	51,628
					maturity	Consumer Price
						Index-Urban (CPI-U)
						— At maturity
	3,232,000	63,444	—	7/3/27	2.085% — At	USA Non Revised	(63,444)
					maturity	Consumer Price
						Index-Urban (CPI-U)
						— At maturity
	3,719,000	65,670	—	7/5/22	(1.89%) — At	USA Non Revised	65,670
					maturity	Consumer Price
						Index-Urban (CPI-U)
						— At maturity
	3,719,000	85,942	—	7/5/27	2.05% — At	USA Non Revised	(85,942)
					maturity	Consumer Price
						Index-Urban (CPI-U)
						— At maturity
	3,599,000	29,778	(22)	12/21/22	(2.068%) — At	USA Non Revised	29,756
					maturity	Consumer Price
						Index-Urban (CPI-U)
						— At maturity

78 Master Intermediate Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$3,599,000	$33,201	$(39)	12/21/27	2.1939% — At	USA Non Revised	$(33,240)
				maturity	Consumer Price
					Index-Urban (CPI-U)
					— At maturity
3,599,000	31,279	(22)	12/6/22	(2.05%) — At	USA Non Revised	31,257
				maturity	Consumer Price
					Index-Urban (CPI-U)
					— At maturity
3,599,000	32,693	(39)	12/6/27	2.19% — At	USA Non Revised	(32,732)
				maturity	Consumer Price
					Index-Urban (CPI-U)
					— At maturity
Total		$(992)				$39,864

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$4,375	$64,000	$9,427	5/11/63	300 bp —	$(5,015)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,497	141,000	20,769	5/11/63	300 bp —	(12,190)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,409	282,000	41,539	5/11/63	300 bp —	(23,965)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,587	291,000	42,864	5/11/63	300 bp —	(26,108)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB/P	150,632	612,000	146,390	5/11/63	500 bp —	4,837
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,646	169,000	24,894	5/11/63	300 bp —	3,850
Index						Monthly
CMBX NA BBB–.6	BBB–/P	29,486	217,000	31,964	5/11/63	300 bp —	(2,351)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	137,311	935,000	137,726	5/11/63	300 bp —	(415)
Index						Monthly
Credit Suisse International
CMBX NA BBB–.6	BBB–/P	20,776	134,000	19,738	5/11/63	300 bp —	1,116
Index						Monthly
CMBX NA BBB–.6	BBB–/P	34,516	247,000	36,383	5/11/63	300 bp —	(1,723)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,364	263,000	38,740	5/11/63	300 bp —	(222)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	76,729	526,000	77,480	5/11/63	300 bp —	(444)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,326	126,000	18,560	5/11/63	300 bp —	2,839
Index						Monthly

Master Intermediate Income Trust 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$36,978	$292,000	$43,012	5/11/63	300 bp —	$(5,863)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,680	359,000	52,881	5/11/63	300 bp —	(10,992)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,222	366,000	53,912	5/11/63	300 bp —	1,523
Index						Monthly
CMBX NA BBB–.6	BBB–/P	51,002	445,000	65,549	5/11/63	300 bp —	(14,287)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	53,345	465,000	68,495	5/11/63	300 bp —	(14,878)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	82,454	780,000	114,894	5/11/63	300 bp —	(31,985)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	137,903	914,000	134,632	5/11/63	300 bp —	3,804
Index						Monthly
CMBX NA BBB–.6	BBB–/P	106,372	983,000	144,796	5/11/63	300 bp —	(37,851)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	579,083	5,416,000	797,777	5/11/63	300 bp —	(215,535)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	51,226	780,000	91,026	1/17/47	300 bp —	(39,345)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	623,842	8,440,000	984,948	1/17/47	300 bp —	(356,183)
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BBB–/P	6,450	46,000	6,776	5/11/63	300 bp —	(299)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,758	78,000	11,489	5/11/63	300 bp —	(4,686)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,858	91,000	13,404	5/11/63	300 bp —	(5,493)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,871	115,000	16,940	5/11/63	300 bp —	(4,001)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,295	122,000	17,971	5/11/63	300 bp —	(7,604)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,733	123,000	18,118	5/11/63	300 bp —	(8,313)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,777	137,000	20,180	5/11/63	300 bp —	2,676
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,502	157,000	23,126	5/11/63	300 bp —	468
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,233	158,000	23,273	5/11/63	300 bp —	52
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,496	166,000	24,452	5/11/63	300 bp —	(5,859)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,286	169,000	24,894	5/11/63	300 bp —	(6,509)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,357	169,000	24,894	5/11/63	300 bp —	(6,438)
Index						Monthly

80 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$20,534	$175,000	$25,778	5/11/63	300 bp —	$(5,141)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,274	181,000	26,661	5/11/63	300 bp —	(11,282)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,166	183,000	26,956	5/11/63	300 bp —	(11,683)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,103	216,000	31,817	5/11/63	300 bp —	(7,588)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,103	216,000	31,817	5/11/63	300 bp —	(7,588)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,095	226,000	33,290	5/11/63	300 bp —	(22,063)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,691	245,000	36,089	5/11/63	300 bp —	(19,255)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	40,089	266,000	39,182	5/11/63	300 bp —	1,062
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,442	271,000	39,918	5/11/63	300 bp —	(26,318)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,211	271,000	39,918	5/11/63	300 bp —	(26,549)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,449	277,000	40,802	5/11/63	300 bp —	(26,192)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,039	296,000	43,601	5/11/63	300 bp —	(7,389)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	33,021	305,000	44,927	5/11/63	300 bp —	(11,728)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	47,211	452,000	66,580	5/11/63	300 bp —	(19,105)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,741	605,000	89,117	5/11/63	300 bp —	(17,022)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,494	605,000	89,117	5/11/63	300 bp —	(17,269)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,357	611,000	90,000	5/11/63	300 bp —	(22,287)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	37,011	765,000	112,685	5/11/63	300 bp —	(75,227)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	155,865	1,042,000	153,487	5/11/63	300 bp —	2,986
Index						Monthly
CMBX NA BBB–.7	BBB–/P	34,850	500,000	58,350	1/17/47	300 bp —	(23,208)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	51,111	600,000	70,020	1/17/47	300 bp —	(18,559)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	90,359	1,040,000	121,368	1/17/47	300 bp —	(30,402)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	112,277	1,519,000	177,267	1/17/47	300 bp —	(64,105)
Index						Monthly

Master Intermediate Income Trust 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BBB–.6	BBB–/P	$38,320	$263,000	$38,740	5/11/63	300 bp —	$(267)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	77,894	525,000	77,333	5/11/63	300 bp —	868
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,789	49,000	7,218	5/11/63	300 bp —	600
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,754	49,000	7,218	5/11/63	300 bp —	565
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,265	62,000	9,133	5/11/63	300 bp —	169
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,862	69,000	10,164	5/11/63	300 bp —	(2,261)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,421	98,000	14,435	5/11/63	300 bp —	1,043
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,055	126,000	18,560	5/11/63	300 bp —	(4,431)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,625	141,000	20,769	5/11/63	300 bp —	(3,062)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	25,483	164,000	24,157	5/11/63	300 bp —	1,421
Index						Monthly
CMBX NA BBB–.6	BBB–/P	19,054	174,000	25,630	5/11/63	300 bp —	(6,475)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,925	190,000	27,987	5/11/63	300 bp —	(2,951)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,716	194,000	28,576	5/11/63	300 bp —	253
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,466	211,000	31,080	5/11/63	300 bp —	(3,491)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,450	213,000	31,375	5/11/63	300 bp —	199
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,649	214,000	31,522	5/11/63	300 bp —	(3,748)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	26,741	240,000	35,352	5/11/63	300 bp —	(8,471)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,750	249,000	36,678	5/11/63	300 bp —	217
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,894	251,000	36,972	5/11/63	300 bp —	(8,932)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	47,498	277,000	40,802	5/11/63	300 bp —	6,857
Index						Monthly
CMBX NA BBB–.6	BBB–/P	47,108	277,000	40,802	5/11/63	300 bp —	6,467
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,798	289,000	42,570	5/11/63	300 bp —	(9,603)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	34,097	304,000	44,779	5/11/63	300 bp —	(10,505)
Index						Monthly

82 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$33,500	$305,000	$44,927	5/11/63	300 bp —	$(11,249)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	44,125	313,000	46,105	5/11/63	300 bp —	(1,797)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	50,619	318,000	46,841	5/11/63	300 bp —	3,963
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,852	350,000	51,555	5/11/63	300 bp —	(12,498)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,500	366,000	53,912	5/11/63	300 bp —	1,802
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,549	395,000	58,184	5/11/63	300 bp —	(16,405)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	49,635	420,000	61,866	5/11/63	300 bp —	(11,986)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,426	422,000	62,161	5/11/63	300 bp —	(6,488)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	47,402	452,000	66,580	5/11/63	300 bp —	(18,914)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	50,405	458,000	67,463	5/11/63	300 bp —	(16,791)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	52,876	480,000	70,704	5/11/63	300 bp —	(17,548)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	70,597	671,000	98,838	5/11/63	300 bp —	(27,850)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	112,851	746,000	109,886	5/11/63	300 bp —	3,400
Index						Monthly
CMBX NA BBB–.6	BBB–/P	84,214	763,000	112,390	5/11/63	300 bp —	(27,730)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	91,494	764,000	112,537	5/11/63	300 bp —	(20,595)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	132,291	871,000	128,298	5/11/63	300 bp —	4,501
Index						Monthly
CMBX NA BBB–.6	BBB–/P	122,768	886,000	130,508	5/11/63	300 bp —	(7,223)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	210,952	2,013,000	296,515	5/11/63	300 bp —	(84,389)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	261,664	2,495,000	367,514	5/11/63	300 bp —	(104,394)
Index						Monthly
Merrill Lynch International
CMBX NA BBB–.6	BBB–/P	59,389	405,000	59,657	5/11/63	300 bp —	(31)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	10,005	71,000	10,458	5/11/63	300 bp —	(412)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,870	263,000	38,740	5/11/63	300 bp —	284
Index						Monthly

Master Intermediate Income Trust 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BBB–/P	$38,928	$263,000	$38,740	5/11/63	300 bp —	$341
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,318	263,000	38,740	5/11/63	300 bp —	(269)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	77,707	525,000	77,333	5/11/63	300 bp —	681
Index						Monthly
CMBX NA BBB–.6	BBB–/P	77,780	525,000	77,333	5/11/63	300 bp —	754
Index						Monthly
CMBX NA BBB–.6	BBB–/P	76,916	526,000	77,480	5/11/63	300 bp —	(257)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	91,433	661,000	97,365	5/11/63	300 bp —	(5,547)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	116,041	788,000	116,072	5/11/63	300 bp —	429
Index						Monthly
CMBX NA BBB–.6	BBB–/P	115,105	790,000	116,367	5/11/63	300 bp —	(801)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	155,146	1,051,000	154,812	5/11/63	300 bp —	947
Index						Monthly
CMBX NA BB.6	BB/P	48,378	197,000	47,122	5/11/63	500 bp —	1,447
Index						Monthly
CMBX NA BB.6	BB/P	97,086	394,000	94,245	5/11/63	500 bp —	3,224
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,646	169,000	24,894	5/11/63	300 bp —	3,850
Index						Monthly
CMBX NA BBB–.6	BBB–/P	37,244	250,000	36,825	5/11/63	300 bp —	565
Index						Monthly
Upfront premium received		6,946,196		Unrealized appreciation			70,060
Upfront premium (paid)		—		Unrealized depreciation			(1,775,885)
Total		$6,946,196		Total			$(1,705,825)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2018. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

84 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/18 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(123,514)	$612,000	$117,810	1/17/47	(500 bp) —	$(6,299)
					Monthly
CMBX NA BB.7 Index	(19,268)	118,000	22,715	1/17/47	(500 bp) —	3,332
					Monthly
CMBX NA BB.7 Index	(18,533)	118,000	22,715	1/17/47	(500 bp) —	4,068
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(262,850)	1,598,000	307,615	1/17/47	(500 bp) —	43,211
					Monthly
CMBX NA BB.7 Index	(14,279)	809,000	193,513	5/11/63	(500 bp) —	178,447
					Monthly
CMBX NA BB.7 Index	(61,796)	335,000	64,488	1/17/47	(500 bp) —	2,366
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(69,563)	680,000	162,656	5/11/63	(500 bp) —	92,431
					Monthly
CMBX NA BB.7 Index	(32,233)	213,000	41,003	1/17/47	(500 bp) —	8,563
					Monthly
CMBX NA BB.6 Index	(8,913)	61,000	14,591	5/11/63	(500 bp) —	5,619
					Monthly
CMBX NA BB.7 Index	(75,236)	445,000	85,663	1/17/47	(500 bp) —	9,993
					Monthly
CMBX NA BB.7 Index	(38,667)	236,000	45,430	1/17/47	(500 bp) —	6,533
					Monthly
CMBX NA BB.7 Index	(25,381)	125,000	24,063	1/17/47	(500 bp) —	(1,440)
					Monthly
CMBX NA BB.7 Index	(18,621)	102,000	19,635	1/17/47	(500 bp) —	915
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(18,804)	97,000	18,673	1/17/47	(500 bp) —	(226)
					Monthly
CMBX NA BB.6 Index	(38,525)	274,000	65,541	5/11/63	(500 bp) —	26,750
					Monthly
CMBX NA BB.6 Index	(26,533)	183,000	43,774	5/11/63	(500 bp) —	17,063
					Monthly
CMBX NA BB.6 Index	(11,075)	77,000	18,418	5/11/63	(500 bp) —	7,269
					Monthly
CMBX NA BB.7 Index	(89,046)	570,000	109,725	1/17/47	(500 bp) —	20,124
					Monthly
CMBX NA BB.7 Index	(63,627)	387,000	74,498	1/17/47	(500 bp) —	10,494
					Monthly
CMBX NA BB.7 Index	(59,921)	375,000	72,188	1/17/47	(500 bp) —	11,902
					Monthly
CMBX NA BB.7 Index	(52,295)	322,000	61,985	1/17/47	(500 bp) —	9,377
					Monthly
CMBX NA BB.7 Index	(37,255)	238,000	45,815	1/17/47	(500 bp) —	8,328
					Monthly

Master Intermediate Income Trust 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/18 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.7 Index	$(35,411)	$182,000	$35,035	1/17/47	(500 bp) —	$(553)
					Monthly
CMBX NA BB.7 Index	(23,398)	130,000	25,025	1/17/47	(500 bp) —	1,501
					Monthly
CMBX NA BB.7 Index	(24,825)	125,000	24,063	1/17/47	(500 bp) —	(884)
					Monthly
CMBX NA BB.7 Index	(18,533)	118,000	22,715	1/17/47	(500 bp) —	4,068
					Monthly
CMBX NA BB.7 Index	(18,822)	102,000	19,635	1/17/47	(500 bp) —	714
					Monthly
CMBX NA BB.7 Index	(14,429)	95,000	18,288	1/17/47	(500 bp) —	3,766
					Monthly
CMBX NA BB.7 Index	(15,733)	80,000	15,400	1/17/47	(500 bp) —	(411)
					Monthly
CMBX NA BBB–.7 Index	(42,678)	513,000	59,867	1/17/47	(300 bp) —	16,890
					Monthly
CMBX NA BBB–.7 Index	(44,394)	482,000	56,249	1/17/47	(300 bp) —	11,574
					Monthly
CMBX NA BBB–.7 Index	(34,930)	313,000	36,527	1/17/47	(300 bp) —	1,416
					Monthly
CMBX NA BBB–.7 Index	(18,115)	229,000	26,724	1/17/47	(300 bp) —	8,476
					Monthly
CMBX NA BBB–.7 Index	(17,180)	164,000	19,139	1/17/47	(300 bp) —	1,863
					Monthly
CMBX NA BBB–.7 Index	(8,285)	154,000	17,972	1/17/47	(300 bp) —	9,597
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(50,097)	250,000	48,125	1/17/47	(500 bp) —	(2,215)
					Monthly
CMBX NA BB.7 Index	(35,479)	182,000	35,035	1/17/47	(500 bp) —	(621)
					Monthly
CMBX NA BB.7 Index	(35,413)	182,000	35,035	1/17/47	(500 bp) —	(555)
					Monthly
CMBX NA BB.7 Index	(23,203)	128,000	24,640	1/17/47	(500 bp) —	1,312
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(67,349)	661,000	77,139	1/17/47	(300 bp) —	9,404
					Monthly
CMBX NA BB.7 Index	(79,236)	394,000	75,845	1/17/47	(500 bp) —	(3,774)
					Monthly
CMBX NA BB.7 Index	(68,647)	356,000	68,530	1/17/47	(500 bp) —	(364)
					Monthly

86 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/18 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.7 Index	$(65,793)	$326,000	$62,755	1/17/47	(500 bp) —	$(3,355)
					Monthly
CMBX NA BB.7 Index	(33,495)	179,000	34,458	1/17/47	(500 bp) —	789
					Monthly
Upfront premium received	—		Unrealized appreciation			538,155
Upfront premium (paid)	(1,941,380)		Unrealized depreciation			(20,697)
Total	$(1,941,380)		Total			$517,458

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED
at 3/31/18 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 30	$472,111	$7,566,000	$456,442	6/20/23	(500 bp) —	$11,466
Index					Quarterly
Total	$472,111					$11,466

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Master Intermediate Income Trust 87

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$43,988	$—	$2,003
Energy	107,141	10,324	5,913
Technology	455,885	—	—
Transportation	—	5,228	—
Utilities and power	—	5,106	—
Total common stocks	607,014	20,658	7,916

Convertible bonds and notes	—	2,716,662	—
Convertible preferred stocks	—	14,345	—
Corporate bonds and notes	—	89,326,722	2
Foreign government and agency bonds and notes	—	25,972,578	—
Mortgage-backed securities	—	117,431,578	—
Purchased options outstanding	—	1,027,458	—
Purchased swap options outstanding	—	5,564,846	—
Senior loans	—	4,496,863	—
U.S. government and agency mortgage obligations	—	89,157,343	—
Warrants	1,566	—	—
Short-term investments	12,653,423	23,415,682	—
Totals by level	$13,262,003	$359,144,735	$7,918

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,537,513)	$—
Futures contracts	(72,457)	—	—
Written options outstanding	—	(592,467)	—
Written swap options outstanding	—	(6,197,887)	—
Forward premium swap option contracts	—	114,692	—
TBA sale commitments	—	(44,170,704)	—
Interest rate swap contracts	—	381,130	—
Total return swap contracts	—	(20,029)	—
Credit default contracts	—	(6,653,828)	—
Totals by level	$(72,457)	$(58,676,606)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

88 Master Intermediate Income Trust

Statement of assets and liabilities 3/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $356,097,886)	$359,761,233
Affiliated issuers (identified cost $12,653,423) (Notes 1 and 5)	12,653,423
Cash	47,383
Foreign currency (cost $53,352) (Note 1)	52,826
Dividends, interest and other receivables	670,662
Receivable for investments sold	8,365,164
Receivable for sales of delayed delivery securities (Note 1)	31,292,539
Receivable for variation margin on futures contracts (Note 1)	6,719
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,155,273
Unrealized appreciation on forward premium swap option contracts (Note 1)	1,370,353
Unrealized appreciation on forward currency contracts (Note 1)	1,208,769
Unrealized appreciation on OTC swap contracts (Note 1)	693,048
Premium paid on OTC swap contracts (Note 1)	1,941,380
Prepaid assets	39,109
Total assets	420,257,881

LIABILITIES
Payable for investments purchased	5,708,545
Payable for purchases of delayed delivery securities (Note 1)	76,154,567
Payable for compensation of Manager (Note 2)	495,102
Payable for custodian fees (Note 2)	61,050
Payable for investor servicing fees (Note 2)	33,838
Payable for Trustee compensation and expenses (Note 2)	152,104
Payable for administrative services (Note 2)	1,506
Payable for variation margin on futures contracts (Note 1)	6,002
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,131,038
Distributions payable to shareholders	1,397,252
Unrealized depreciation on OTC swap contracts (Note 1)	1,946,033
Premium received on OTC swap contracts (Note 1)	6,946,196
Unrealized depreciation on forward currency contracts (Note 1)	2,746,282
Unrealized depreciation on forward premium swap option contracts (Note 1)	1,255,661
Written options outstanding, at value (premiums $6,066,640) (Note 1)	6,790,354
TBA sale commitments, at value (proceeds receivable $44,041,445) (Note 1)	44,170,704
Other accrued expenses	160,742
Total liabilities	150,156,976

Net assets	$270,100,905

(Continued on next page)

Master Intermediate Income Trust 89

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$390,379,968
Undistributed net investment income (Note 1)	4,000,998
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(124,467,089)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	187,028
Total — Representing net assets applicable to capital shares outstanding	$270,100,905

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($270,100,905 divided by 53,551,623 shares)	$5.04

The accompanying notes are an integral part of these financial statements.

90 Master Intermediate Income Trust

Statement of operations Six months ended 3/31/18 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $78,284 from investments in affiliated issuers) (Note 5)	$8,398,089
Dividends	596
Total investment income	8,398,685

EXPENSES
Compensation of Manager (Note 2)	999,920
Investor servicing fees (Note 2)	67,500
Custodian fees (Note 2)	67,826
Trustee compensation and expenses (Note 2)	669
Administrative services (Note 2)	4,632
Auditing and tax fees	82,280
Other	104,427
Total expenses	1,327,254
Expense reduction (Note 2)	(481)
Net expenses	1,326,773

Net investment income	7,071,912

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(11,420,743)
Foreign currency transactions (Note 1)	14,995
Forward currency contracts (Note (1)	(1,176,510)
Futures contracts (Note 1)	52,408
Swap contracts (Note 1)	9,031,114
Written options (Note 1)	6,364,953
Total net realized gain	2,866,217
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers and TBA sale commitments	1,998,438
Assets and liabilities in foreign currencies	(8,831)
Forward currency contracts	(1,680,014)
Futures contracts	(83,218)
Swap contracts	443,619
Written options	(1,697,392)
Total change in net unrealized depreciation	(1,027,398)

Net gain on investments	1,838,819

Net increase in net assets resulting from operations	8,910,731

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 91

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/18*	Year ended 9/30/17
Operations
Net investment income	$7,071,912	$14,061,106
Net realized gain on investments
and foreign currency transactions	2,866,217	4,663,020
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(1,027,398)	7,032,373
Net increase in net assets resulting from operations	8,910,731	25,756,499
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(8,354,053)	(16,732,970)
Decrease from capital share transactions (Note 4)	—	(2,713,320)
Total increase in net assets	556,678	6,310,209

NET ASSETS
Beginning of period	269,544,227	263,234,018
End of period (including undistributed net investment
income of $4,000,998 and $5,283,139, respectively)	$270,100,905	$269,544,227

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	53,551,623	54,159,566
Shares repurchased (Note 5)	—	(607,943)
Shares outstanding at end of period	53,551,623	53,551,623

* Unaudited.

The accompanying notes are an integral part of these financial statements.

92 Master Intermediate Income Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Six months ended**		Year ended
	3/31/18	9/30/17	9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$5.03	$4.86	$5.03	$5.65	$5.50	$5.42
Investment operations:
Net investment income[a]	.13	.26	.28	.25	.29	.30
Net realized and unrealized
gain (loss) on investments	.04	.21	(.15)	(.58)	.12	.06
Total from investment operations	.17	.47	.13	(.33)	.41	.36
Less distributions:
From net investment income	(.16)	(.31)	(.31)	(.31)	(.31)	(.31)
From return of capital	—	—	—	—	—	—
Total distributions	(.16)	(.31)	(.31)	(.31)	(.31)	(.31)
Increase from shares repurchased	—	.01	.01	.02	.05	.03
Net asset value, end of period	$5.04	$5.03	$4.86	$5.03	$5.65	$5.50
Market value, end of period	$4.70	$4.73	$4.42	$4.51	$5.03	$4.88
Total return at market value (%)[b]	2.64*	14.32	5.08	(4.37)	9.56	0.15

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$270,101	$269,544	$263,234	$278,071	$326,567	$345,144
Ratio of expenses to average
net assets (%)[c]	.49*	.99	1.00	.96	.99	.94
Ratio of net investment income
to average net assets (%)	2.62*	5.24	5.82	4.58	5.21	5.31
Portfolio turnover (%)	430*[d]	976[d]	823[d]	724[d]	389[d]	244[e]

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sales commitments.

e Portfolio turnover excludes TBA purchase and sales commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	642%

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 93

Notes to financial statements 3/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through March 31, 2018.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The goal of the fund is to seek with equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various

94 Master Intermediate Income Trust

relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting

Master Intermediate Income Trust 95

from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and for gaining exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

96 Master Intermediate Income Trust

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation, and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk, and for gaining exposure to specific sectors.

Master Intermediate Income Trust 97

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

98 Master Intermediate Income Trust

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $741,545 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $8,773,199 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $8,936,364 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2017, the fund had a capital loss carryover of $119,700,732 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Master Intermediate Income Trust 99

	Loss carryover
Short-term	Long-term	Total	Expiration
$40,325,734	$34,155,404	$74,481,138	*
45,219,594	N/A	45,219,594	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $321,013,376, resulting in gross unrealized appreciation and depreciation of $15,001,756 and $22,349,539, respectively, or net unrealized depreciation of $7,347,783.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and
	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.370% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

100 Master Intermediate Income Trust

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $481 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $202, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,253,986,456	$1,259,542,383
U.S. government securities (Long-term)	—	—
Total	$1,253,986,456	$1,259,542,383

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Shares repurchased

In September 2017, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2018 (based on shares outstanding as of October 9, 2017). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2017 (based on shares outstanding as of October 7, 2016). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund did not repurchased any common shares.

For the previous fiscal year, the fund repurchased 607,943 common shares for an aggregate purchase price of $2,713,320, which reflected a weighted-average discount from net asset value per share of 9.57%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,521 shares of the fund(0.003% of the fund’s shares outstanding), valued at $7,666 based on net asset value.

Master Intermediate Income Trust 101

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
	Fair value as	Purchase	Sale	Investment	and fair value
Name of affiliate	of 9/30/17	cost	proceeds	income	as of 3/31/18
Short-term investments
Putnam Short Term Investment Fund*	$11,607,286	$52,276,495	$51,230,358	$78,284	$12,653,423
Total Short-term investments	$11,607,286	$52,276,495	$51,230,358	$78,284	$12,653,423

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$146,000,000
Purchased currency options (contract amount)	$20,400,000
Purchased swap option contracts (contract amount)	$1,409,100,000
Written TBA commitment option contracts (contract amount)	$166,300,000
Written currency options (contract amount)	$20,400,000
Written swap option contracts (contract amount)	$1,150,300,000
Futures contracts (number of contracts)	90
Forward currency contracts (contract amount)	$291,300,000
OTC interest rate swap contracts (notional)	$800,000
Centrally cleared interest rate swap contracts (notional)	$927,100,000
OTC total return swap contracts (notional)	$29,700,000
Centrally cleared total return swap contracts (notional)	$94,200,000
OTC credit default contracts (notional)	$72,000,000
Centrally cleared credit default contracts (notional)	$7,600,000
Warrants (number of warrants)	3,000

102 Master Intermediate Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$2,458,838	Unrealized depreciation	$9,112,666*
Foreign exchange
contracts	Investments, Receivables	1,208,769	Payables	2,746,282
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	1,566	Unrealized depreciation	—
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	11,581,930*	Unrealized depreciation	11,376,644*
Total		$15,251,103		$23,235,592

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815		Options	Futures	contracts	Swaps	Total
Credit contracts		$—	$—	$—	$443,831	$443,831
Foreign exchange contracts		(302,788)	—	(1,176,510)	—	(1,479,298)
Interest rate contracts	(3,368,578)		52,408	—	8,587,283	5,271,113
Total	$(3,671,366)		$52,408	$(1,176,510)	$9,031,114	$4,235,646

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$83,754	$83,754
Foreign exchange
contracts	—	60,315	—	(1,680,014)	—	(1,619,699)
Equity contracts	(123)	—	—	—	—	(123)
Interest rate
contracts	—	(726,602)	(83,218)	—	359,865	(449,955)
Total	$(123)	$(666,287)	$(83,218)	$(1,680,014)	$443,619	$(1,986,023)

Master Intermediate Income Trust 103

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA), LLC (clearing broker)	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	MorganStanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
OTC Interest rate
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Centrally cleared
interest rate swap
contracts§	—	—	2,134,848	—	—	—	20,425	—	—	—	—	—	—	—	—	—	—	—	—	—	2,155,273
OTC Total return
swap contracts*#	—	34,415	—	3,330	—	6,324	—	—	14,484	—	1,087	25,193	—	—	—	—	—	—	—	—	84,833
OTC Credit default
contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	162,416	562,949	—	—	391,228	—	—	882,912	142,113	—	317,220	—	—	—	—	—	2,458,838
Centrally cleared
credit default
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	6,719	—	—	—	—	—	—	6,719
Forward currency
contracts#	100,347	31,639	—	154,833	—	62,360	—	—	505,513	100,608	33,170	—	—	—	—	85,735	88,990	27,464	—	18,110	1,208,769
Forward premium
swap option
contracts#	549,030	73,528	—	208,222	—	—	—	—	126,956	—	382,860	—	—	—	29,757	—	—	—	—	—	1,370,353
Purchased swap
options**#	982,852	29,974	—	390,842	—	—	—	—	1,195,895	—	2,598,406	—	—	—	328,923	—	—	—	37,954	—	5,564,846
Purchased
options**#	—	—	—	—	—	—	—	—	—	—	1,027,458	—	—	—	—	—	—	—	—	—	1,027,458
Total Assets	$1,632,229	$169,556	$2,134,848	$757,227	$162,416	$631,633	$20,425	$—	$2,234,076	$100,608	$4,042,981	$908,105	$142,113	$6,719	$675,900	$85,735	$88,990	$27,464	$37,954	$18,110	$13,877,089
Liabilities:
OTC Interest rate
swap contracts*#	—	—	—	—	—	—	—	—	—	—	3,733	—	—	—	—	—	—	—	—	—	3,733
Centrally cleared
interest rate swap
contracts§	—	—	2,088,966	—	—	—	10,453	—	—	—	—	—	—	—	—	—	—	—	—	—	2,099,419
OTC Total return
swap contracts*#	—	50,580	—	—	—	18,567	—	3,101	46,626	—	21,599	5,245	—	—	—	—	—	—	—	—	145,718
OTC Credit default
contracts-
protection sold*#	114,146	—	—	—	340,154	2,730,844	—	—	1,707,027	—	—	2,658,063	59,420	—	1,042,367	—	—	—	—	—	8,652,021

104 Master Intermediate Income Trust	Master Intermediate Income Trust 105

	Bank of America N.A.	Barclays Bank PLC	BarclaysCapital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities(USA),LLC (clearing broker)	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	MorganStanley & Co. InternationalPLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
OTC Credit default
contracts —
protection
purchased*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Centrally cleared
credit default
contracts§	—	—	31,619	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	31,619
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	6,002	—	—	—	—	—	—	6,002
Forward currency
contracts#	263,351	234,171	—	161,748	—	153,266	—	—	753,007	93,669	352,051	—	—	—	—	238,498	191,166	264,799	—	40,556	2,746,282
Forward premium
swap option
contracts#	459,143	134,102	—	178,579	—	—	—	—	158,588	—	293,120	—	—	—	32,129	—	—	—	—	—	1,255,661
Written swap
options#	888,744	119,506	—	656,388	—	—	—	—	1,935,356	—	2,011,902	—	—	—	584,823	—	—	—	1,168	—	6,197,887
Written options#	—	—	—	—	—	—	—	—	—	—	592,467	—	—	—	—	—	—	—	—	—	592,467
Total Liabilities	$1,725,384	$538,359	$2,120,585	$996,715	$340,154	$2,902,677	$10,453	$3,101	$4,600,604	$93,669	$3,274,872	$2,663,308	$59,420	$6,002	$1,659,319	$238,498	$191,166	$264,799	$1,168	$40,556	$21,730,809
Total Financial
and Derivative
Net Assets	$(93,155)	$(368,803)	$14,263	$(239,488)	$(177,738)	$(2,271,044)	$9,972	$(3,101)	$(2,366,528)	$6,939	$768,109	$(1,755,203)	$82,693	$717	$(983,419)	$(152,763)	$(102,176)	$(237,335)	$36,786	$(22,446)	$(7,853,720)
Total collateral
received
(pledged)†##	$(93,155)	$(368,803)	$—	$(239,488)	$—	$(2,271,044)	$—	$—	$(2,366,528)	$—	$741,545	$(1,755,203)	$—	$—	$(983,419)	$(120,891)	$(102,176)	$(221,231)	$—	$—
Net amount	$—	$—	$14,263	$—	$(177,738)	$—	$9,972	$(3,101)	$—	$6,939	$26,564	$—	$82,693	$717	$—	$(31,872)	$—	$(16,104)	$36,786	$(22,446)
Controlled
collateral received
(including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$741,545	$—	$—	$—	$—	$—	$—	$—	$—	$—	$741,545
Collateral (pledged)
(including TBA
commitments)**	$(110,600)	$(456,351)	$—	$(301,877)	$—	$(2,321,321)	$—	$—	$(2,386,053)	$—	$—	$(1,813,447)	$—	$—	$(1,084,029)	$(120,891)	$(120,564)	$(221,231)	$—	$—	$(8,936,364)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $167,425 and $7,396,961, respectively.

Note 10: New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

106 Master Intermediate Income Trust	Master Intermediate Income Trust 107

Shareholder meeting results (Unaudited)

April 27, 2018 annual meeting

At the meeting, a proposal to fix the number of Trustees at 12 was approved as follows:

Votes for	Votes against	Abstentions
45,195,014	805,515	526,641

At the meeting, each of the nominees for Trustee was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	45,252,903	1,274,276
Ravi Akhoury	45,244,911	1,282,267
Barbara M. Baumann	45,393,915	1,133,263
Jameson A. Baxter	45,284,448	1,242,731
Katinka Domotorffy	45,295,234	1,231,945
Catharine Bond Hill	45,274,469	1,252,709
Paul L. Joskow	45,329,490	1,197,689
Kenneth R. Leibler	45,354,651	1,172,527
Robert E. Patterson	45,292,081	1,235,097
George Putnam, III	45,349,200	1,177,978
Robert L. Reynolds	45,371,070	1,156,108
Manoj P. Singh	45,236,218	1,290,960

All tabulations are rounded to the nearest whole number.

108 Master Intermediate Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam. com anytime for up-to-date information about the fund’s NAV.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA713 310715 5/18

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant's identified portfolio managers included in the registrant's report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 – October 9, 2017	—	—	—	4,808,014
October 10 – October 31, 2017	—	—	—	5,355,162
November 1 – November 30, 2017	—	—	—	5,355,162
December 1 – December 31, 2017	—	—	—	5,355,162
January 1 – January 31, 2018	—	—	—	5,355,162
February 1 – February 28, 2018	—	—	—	5,355,162
March 1 – March 31, 2018	—	—	—	5,355,162

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2016, which was in effect between October 8, 2016 and October 7, 2017, allowed the fund to repurchase up to 5,415,957 of its shares. The program renewed by the Board in September 2017, which is in effect between October 10, 2017 and October 9, 2018, allows the fund to repurchase up to 5,355,162 of its shares.

**	Information prior to October 9, 2017 is based on the total number of shares eligible for repurchase under the program, as amended through September 2016. Information from October 10, 2017 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2017.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2018